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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sabre Holdings Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

March 29, 2004

To our Stockholders,

        You are cordially invited to attend the annual meeting of stockholders of Sabre Holdings Corporation, which will take place in the Carpenter Performance Hall at the Irving Arts Center, 3333 N. MacArthur Boulevard, Irving, Texas, 75062 on Tuesday, May 4, 2004, at 10:30 a.m., local time. Details of the business to be conducted at the annual meeting are given in the Official Notice of the Meeting, Proxy Statement, and form of proxy enclosed with this letter.

        If you plan to personally attend the annual meeting, please see the Question and Answer section on Page 4 of the enclosed Proxy Statement for instructions on how to obtain an admission ticket.

        Whether or not you are able to personally attend the annual meeting, it is important that your shares be represented and voted. Most of you may vote over the Internet, by telephone via toll-free number, or by mailing in a traditional proxy card. Voting by any of these methods at your earliest convenience will ensure your representation at the annual meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options. Even if you plan to personally attend the annual meeting, we encourage you to vote in advance so that we know we have a quorum. Please indicate your intention to personally attend the annual meeting when voting. Your prompt vote over the Internet, by telephone, via toll-free number, or by written proxy will save the Corporation the expense and extra work of additional solicitation.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Sabre Holdings Corporation.

                      Sincerely,

                      Paul C. Ely, Jr.
                       Chairman of the Board

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

Official Notice of Annual Meeting of Stockholders

To the Stockholders:

        The annual meeting of stockholders of Sabre Holdings Corporation will take place in the Carpenter Performance Hall at the Irving Arts Center, 3333 N. MacArthur Boulevard, Irving, Texas 75062, on Tuesday, May 4, 2004, at 10:30 a.m., local time, for the purpose of considering and acting upon the following:

        (1)    the election of directors;

        (2)    the ratification of the selection of Ernst & Young LLP as independent auditors for the year 2004;

        (3)    the approval of an amendment to the Sabre Holdings Corporation Employee Stock Purchase Plan; and

        (4)    such other matters as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 15, 2004 will be entitled to vote at the meeting.

                      By Order of the Board of Directors,

                      James F. Brashear
                       Corporate Secretary

March 29, 2004

IMPORTANT:

        If you plan to attend the annual meeting you must have an admission ticket or other proof of share ownership as of the record date. Please see the Question and Answer section on Page 4 of this Proxy Statement for instructions on how to obtain an admission ticket. Please note that the doors to the annual meeting will open at 9:30 a.m. and will close promptly at 10:30 a.m. Whether or not you expect to personally attend, we urge you to vote your shares at your earliest convenience to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone via toll-free number, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Enclosed is an addressed, postage-paid envelope for those voting by mail in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, because your proxy is revocable at your option. Please refer to the voting instructions included on your proxy card or the voting instructions forwarded by your bank, broker, or other holder of record.

TABLE OF CONTENTS

SOLICITATION AND RATIFICATION OF PROXIES	1
OUTSTANDING STOCK AND VOTING PROCEDURES	2
Outstanding Stock	2
Voting Procedures	3
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	4
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION	8
PROPOSAL 1—ELECTION OF DIRECTORS	8
CONTINUING DIRECTORS	10
Directors with Terms Expiring in 2005	10
Directors with Terms Expiring in 2006	11
INFORMATION REGARDING THE BOARD AND ITS COMMITTEES	13
Board Purpose and Structure.	13
Director Independence.	13
Board Meetings and Attendance.	14
Board Committees	14
Audit Committee.	14
Compensation Committee.	16
Governance and Nominating Committee.	16
Executive Committee.	17
CORPORATE GOVERNANCE	18
Corporate Governance Guidelines	18
Board Administration Guidelines	18
Committee Administration Guidelines	19
Committee Governance Documents	19
Auditor Services Pre-Approval Policy	19
Guidelines for Communicating with Directors	19
Miscellaneous Governance Policies	20
Business Ethics Policy	20
Attorney Up-the-Ladder Reporting Policy	20
Policy Administration Guidelines	21
INFORMATION REGARDING THE COMPENSATION OF DIRECTORS	22
REPORT OF THE COMPENSATION COMMITTEE	24
The Role of the Committee	24
Committee Charter	24
Compensation Strategy	25
Base Salaries	25

Annual Incentives	26
Long-Term Incentives	27
Compensation of the Chief Executive Officer	27
Compliance with Section 162(m)	28
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	29
REPORT OF THE AUDIT COMMITTEE	30
EXECUTIVE COMPENSATION	32
SUMMARY COMPENSATION TABLE	32
RESTRICTED STOCK: TOTAL SHARES AND VALUE	33
STOCK OPTIONS GRANTED	35
STOCK OPTION EXERCISES AND DECEMBER 31, 2003 STOCK OPTION VALUE	36
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR	36
EQUITY COMPENSATION PLAN INFORMATION	37
RETIREMENT PLANS	39
PENSION PLAN TABLE	40
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS	41
CORPORATE PERFORMANCE	43
EXECUTIVE OFFICERS OF THE REGISTRANT	44
OWNERSHIP OF SECURITIES	46
Securities Owned by Directors and Executive Officers	46
Securities Owned by Certain Beneficial Owners	50
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	53
PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS	54
Fees Paid to Ernst & Young LLP	54
PROPOSAL 3—APPROVAL OF AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN	55
History of, Purpose of, and Shares Subject to the Plan	55
Description of Material Features of the Plan	55
Administration	56
Federal Income Tax Consequences Relating to the ESPP	57
STOCKHOLDER PROPOSALS	59
DIRECTOR NOMINATION PROCESS	59
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	61
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS	61
OTHER MATTERS	61

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

PROXY STATEMENT

Annual Meeting of Stockholders
May 4, 2004

        This Proxy Statement is being furnished by Sabre Holdings Corporation (the "Corporation" or "Sabre Holdings") in connection with a solicitation of proxies by its Board of Directors (the "Board of Directors" or the "Board") for use at the annual meeting of the Corporation's stockholders to be held on May 4, 2004 (the "annual meeting" or "meeting"). Whether or not you personally attend, it is important that your shares be represented and voted at the annual meeting. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker, or other stockholder of record to determine which voting options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet voting and telephone voting facilities for stockholders of record will be available until the annual meeting begins at 10:30 a.m., local time, on May 4, 2004. This Proxy Statement and the accompanying proxy card were first mailed on or about March 29, 2004.

SOLICITATION AND RATIFICATION OF PROXIES

        If the enclosed form of proxy is signed and returned, it will be voted as specified in the proxy, or, if no vote is specified, it will be voted FOR all nominees presented in Proposal 1 and FOR the proposals set forth in Proposals 2 and 3. If any matters that are not specifically set forth on the proxy card and in this Proxy Statement properly come to a vote at the meeting, the members of the Proxy Committee will vote in accordance with their best judgment. At any time before it is exercised, you may revoke your proxy by timely delivery of written notice to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting via ballot at the annual meeting. Voting in advance of the annual meeting will not limit your right to vote at the annual meeting if you decide to attend in person. If you are a beneficial owner, but your shares are registered in the name of a bank, broker, or other stockholder of record, the voting instructions form mailed to you with this Proxy Statement may not be used to vote in person at the annual meeting. Instead, to be able to vote in person at the annual meeting you must obtain from the stockholder of record a proxy in your name and present it at the meeting. See "Questions and Answers About the Meeting and Voting" in this Proxy Statement for an explanation of the term "stockholder of record."

        The proxy accompanying this Proxy Statement is being solicited by the Board of Directors. The Corporation will bear the entire cost of this solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information furnished to stockholders. In addition to using mail solicitation, proxies may be solicited by directors, officers, and other employees of Sabre Holdings or its subsidiaries, in person or by telephone. No additional compensation will be paid to directors, officers, or other employees for their services. Sabre Holdings will also request banks, brokers, and other stockholders of record to forward proxy materials, at the Corporation's expense, to the beneficial owners of the shares. The Corporation has retained MacKenzie Partners, Inc., a firm of professional proxy solicitors, to aid in this solicitation at an estimated fee of $10,000 plus reimbursement of normal expenses.

OUTSTANDING STOCK AND VOTING PROCEDURES

Outstanding Stock

        The stockholders of record of Sabre Holdings Class A Common Stock ("Common Stock") at the close of business on March 15, 2004 will be entitled to vote in person or by proxy at the annual meeting. At that time, the Corporation had 139,857,590 outstanding shares of its Common Stock. Each stockholder will be entitled to one vote in person or by proxy for each share of Common Stock held. A quorum for the transaction of business shall be constituted by the presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote. All shares for which proxies or voting instructions are returned are counted as present for purposes of determining the existence of a quorum at the annual meeting. Proxies or voting instructions returned by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers ("broker non-votes") as to that matter will not be counted as votes on that matter.

Voting Procedures

        Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Election from The Bank of New York. In addition, the following voting procedures will be in effect for each proposal described in this Proxy Statement:

        Proposal 1.    Nominees for directors of Sabre Holdings are elected by a plurality of the votes cast at the annual meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of such vote because elections of directors are determined on the basis of votes cast, and abstentions and broker non-votes are not counted as votes cast.

        Proposal 2.    Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

        Proposal 3.    Approval of an amendment to the Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

        If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, such matters shall be decided by the affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting on the matter so proposed, unless otherwise provided in the Corporation's Bylaws.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE CORPORATION SINCE THE DATE OF THIS PROXY STATEMENT.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.     What is a proxy?

  A proxy is your legal designation of another person, called a proxy holder, to vote the shares that you own. If you designate someone as your proxy holder in a written document, that document is called a proxy. As is our usual practice, we have designated a Proxy Committee consisting of independent Directors Bob L. Martin, Pamela B. Strobel, and Richard L. Thomas, to act as proxy holders at the annual meeting as to all shares for which proxies are returned or voting instructions are provided by Internet or telephonic voting.

2.     What is a proxy statement?

  A proxy statement is a document that Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating the Proxy Committee described above to vote on your behalf.

3.
What is the difference between a stockholder of record and a stockholder who holds stock in street name, also called a "beneficial owner?"

•
If your shares are registered in your name at The Bank of New York, you are a stockholder of record.

•
If your shares are registered at The Bank of New York in the name of a broker, bank, trustee, nominee, or other similar stockholder of record, your shares are held in street name and you are the beneficial owner of the shares.

4.     How do you obtain an admission ticket to personally attend the annual meeting?

  •
  Stockholders of Record. Your admission ticket is attached to your proxy card. You will need to bring it with you to the meeting.

  •
  Street Name Holders. You will need to ask your broker or bank for an admission ticket in the form of a legal proxy and you will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in street name, and you are issued a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

  Please note that whether you are a stockholder of record or street name holder, you will also need to bring a government-issued photo ID to gain admission to the annual meeting.

5.     What different methods can you use to vote?

  •
  By Written Proxy. All stockholders may vote by written proxy card.

  •
  By Telephone and Internet Proxy. All stockholders of record may also vote by telephone from the U.S. using the toll-free telephone number on the proxy card, or by the Internet, using the procedures and instructions described on the proxy card and other enclosures. Street name holders may vote by telephone or the Internet if their bank, broker, or other stockholder of record makes those methods available, in which case the bank, broker, or other stockholder of record will enclose the instructions with the Proxy Statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

  •
  In Person. All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 4).

6.     What is the record date and what does it mean?

  The record date for the annual meeting is March 15, 2004. The record date is established by the Board of Directors as required by Delaware law. Stockholders of record of Common Stock at the close of business on the record date are entitled to receive notice of the meeting.

7.     What are your voting choices when voting for Director nominees, and what vote is needed to elect Directors?

  For the vote on the election of three Director nominees to serve until the 2007 annual meeting, stockholders may:

  •
  vote in favor of all nominees,

  •
  vote to withhold votes from all nominees, or

  •
  vote to withhold votes as to specific nominees.

  Directors will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. The Board recommends a vote "FOR" each of the nominees.

8.     What is a plurality of the votes?

  In order to be elected, a Director nominee does not have to receive a majority of the affirmative votes cast for directors. Instead, the three nominees who receive the most affirmative votes of all the votes cast in person or by proxy at the meeting are elected.

9.
What are your voting choices when voting on the ratification of the appointment of Ernst & Young LLP as independent auditors, and what vote is needed to ratify their appointment?

  In the vote on the ratification of the appointment of Ernst & Young LLP as independent auditors, stockholders may:

  •
  vote in favor of the ratification,

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  vote against the ratification, or

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  abstain from voting on the ratification.

  The proposal to ratify the appointment of Ernst & Young LLP as independent auditors will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. The Board recommends a vote "FOR" this proposal.

10.
What are your voting choices when voting on the approval of an amendment to the Sabre Holdings Corporation Employee Stock Purchase Plan and what vote is needed to adopt the amendment to the plan?

  In the vote on the approval of an amendment to the Sabre Holdings Corporation Employee Stock Purchase Plan, stockholders may:

  •
  vote in favor of the amendment,

  •
  vote against the amendment, or

  •
  abstain from voting on the amendment.

  The proposal to approve an amendment to the Sabre Holdings Corporation Employee Stock Purchase Plan will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. The Board recommends a vote "FOR" this proposal.

11.   What if a stockholder does not specify a choice for a matter when returning a proxy?

  Stockholders should specify their choice for each matter on the enclosed proxy. However, if no specific instructions are given, proxies that are signed and returned will be voted FOR the election of all Director nominees, FOR the proposal to ratify the appointment of Ernst & Young LLP, and FOR the proposal to amend the Sabre Holdings Corporation Employee Stock Purchase Plan.

12.   How are abstentions and broker non-votes counted?

  Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote. However, both abstentions and broker non-votes are counted as "present" for purposes of determining the existence of a quorum at the annual meeting.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

        There are currently nine members of the Board of Directors. The Board is divided into three classes of directors based on the expiration of their terms. Directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they were elected. The terms of three directors, Royce S. Caldwell, Paul C. Ely, Jr., and Glenn W. Marschel, Jr., will expire at the annual meeting in 2004. The Board of Directors has nominated Messrs. Caldwell, Ely, and Marschel for re-election to a three-year term that will expire at the annual meeting in 2007.

        Unless otherwise indicated, all proxies that authorize the proxy holders to vote for the election of directors will be voted FOR the election of the nominees listed below. If a nominee becomes unavailable for election as a result of unforeseen circumstances, it is the intention of the proxy holders to vote for the election of such substitute nominee, if any, as may be proposed by the Board of Directors. As of the date of this Proxy Statement, each of the nominees has consented to serve and the Board is not aware of any circumstances that would cause a nominee to be unable to serve as a director.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Board of Directors has nominated the following directors for re-election. Each of the following nominees, a current director with a term expiring at the 2004 annual meeting, has furnished to the Corporation the following information with respect to his or her principal occupation or employment and principal business directorships:

ROYCE S. CALDWELL, age 65.

        Mr. Caldwell is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in 2001. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Caldwell retired as Vice Chairman of SBC Communications, Inc., a telecommunications company, where he served as Vice Chairman from 1998 to 2001. Prior to that, he served as President and Chief Executive Officer of SBC Operations, a telecommunications company, from 1997 to 1998. From 1995 to 1996, he was President and Chief Executive Officer of Southwestern Bell Corporation, a telecommunications company. Mr. Caldwell also serves as a director of Cullen/Frost Bankers.

PAUL C. ELY, JR., age 72.

        Mr. Ely is Chairman of the Board of Directors and Chairman of the Executive Committee. He is also a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in January 1997. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Ely served as Chairman of Santa Cruz Yachts, a yacht manufacturing company, from 1995 until 2002 and as a General Partner of Alpha Partners, a venture capital company, from 1989 to 1997. In 1988, Mr. Ely was Executive Vice President and Director of Unisys where he remained until 1989. Prior to that, he was Chairman and Chief Executive Officer of Convergent Technologies, Inc. from 1985 until 1988. From 1980 until 1985, he was Executive Vice President and Director of Hewlett-Packard and from 1973 until 1984, he led Hewlett-Packard's computer operations. In addition to Convergent, Mr. Ely previously served as Chairman for ASK Inc. and Network Peripherals, and was a director for several public companies, including Parker Hannifin Corporation, Unisys Corp., Tektronix, Inc., Travelocity.com Inc., and Spectra Physics.

GLENN W. MARSCHEL, JR., age 57.

        Mr. Marschel is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in November 1996. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Marschel is President and Chief Executive Officer of NetNumber Inc., a provider of software and services to the telecommunication industry, and has held this position since 2000. From 1998 to 2000, he served as Chief Executive Officer, President, and Co-Chairman of the Board of Faroudja, Inc., a video processing technology company. Mr. Marschel also serves as a director of Corio, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

CONTINUING DIRECTORS

        The background and business affiliations of Sabre Holdings' other directors, whose terms of service continue beyond 2004, are set forth below by the respective class of each director:

Directors with Terms Expiring in 2005

MICHAEL S. GILLILAND, age 41.

        Mr. Gilliland is the President and Chief Executive Officer of Sabre Holdings Corporation and a member of the Executive Committee. The Board of Directors elected Mr. Gilliland in December 2003 to fill a vacancy in the class of directors with terms expiring in 2005.

        Mr. Gilliland was elected President and Chief Executive Officer of Sabre Holdings in December 2003. From May 2002 until December 2003, Mr. Gilliland was President and Chief Executive Officer of Travelocity.com, Inc., a wholly owned subsidiary of the Corporation. From March 2001 until December 2003, Mr. Gilliland was an Executive Vice President of Sabre Holdings. He was Chief Marketing Officer of Sabre Inc., a wholly owned subsidiary of the Corporation, from July 2000 until May 2002 and General Manager, Product Marketing of Sabre Inc. from May 1999 until July 2000.

BOB L. MARTIN, age 55.

        Mr. Martin is Chairman of the Governance and Nominating Committee and is a member of the Audit Committee, the Compensation Committee, and the Executive Committee. He became a director in January 1997. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Martin has been an independent business executive since 1999. He retired as President and Chief Executive Officer of Wal-Mart International, Inc., a retailing company, where he served from 1984 to 1999. Mr. Martin also serves as a director of Conns Inc., Edgewater Technology, Inc., Furniture Brands International, Inc., and Gap Inc.

RICHARD L. THOMAS, age 73.

        Mr. Thomas is Chairman of the Audit Committee and a member of the Compensation Committee, the Governance and Nominating Committee, and the Executive Committee. He became a director in November 1996. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Thomas retired as Chairman of First Chicago NBD Corporation, a financial services company, where he served in this capacity from 1992 to 1996. Mr. Thomas also serves as a director of Exelon Corporation, IMC Global Inc., PMI Group, Inc., and Sara Lee Corp.

Directors with Terms Expiring in 2006

RICHARD G. LINDNER, age 49.

        Mr. Lindner is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in October 2002. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

        Mr. Lindner is Chief Financial Officer of Cingular Wireless, a wireless communications company, and has held this position since October 2000. Prior to his position at Cingular, he was Senior Vice President and Chief Operating Officer of SBC Wireless, a wireless communications company, from 1999 to 2000. In 1999, he was President and Chief Executive Officer of Southwestern Bell Wireless, a wireless communications company, and from 1996 to 1999 he was Vice President and Chief Financial Officer of Southwestern Bell Telephone, a telephone communications company.

PAMELA B. STROBEL, age 51.

        Ms. Strobel is Chairman of the Compensation Committee and a member of the Audit Committee, the Governance and Nominating Committee, and the Executive Committee. She became a director in October 2000. The Board of Directors affirmatively determined that she qualifies as an "independent" director.

        Ms. Strobel has been Chief Administrative Officer of Exelon Corporation, an electric and gas distribution company, since May 2003 and Executive Vice President since October 2000. Prior to this appointment, Ms. Strobel was Chairman and Chief Executive Officer of Exelon Energy Delivery, an electric and gas distribution company, and held this position from April 2002 to May 2003. She served as Chairman of Commonwealth Edison Company ("ComEd") and PECO Energy Company ("PECO"), both energy utility companies, from October 2000 to May 2003. Ms. Strobel served as Vice Chair and Chief Executive Officer of Exelon Energy Delivery from October 2001 to April 2002. From 2000 to 2001, she served as President of Exelon Energy Delivery and Vice Chair of ComEd. Prior to the merger of Unicom Corporation ("Unicom") and PECO in October 2000, which resulted in the formation of Exelon Corporation, Ms. Strobel served as Executive Vice President of Unicom and ComEd in 2000. From 1993 to 2000, she held various positions as General Counsel of Unicom and ComEd. She also serves as a director of IMC Global Inc.

MARY ALICE TAYLOR, age 54.

        Ms. Taylor is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. She became a director in May 2000. The Board of Directors affirmatively determined that she qualifies as an "independent" director.

        Ms. Taylor has been an independent business executive since October 2000. During 2001, she accepted a temporary assignment as Chairman and Chief Executive Officer of Webvan Group, Inc., an Internet e-commerce company. Prior to that, Ms. Taylor was Chairman and Chief Executive Officer of HomeGrocer.com, an Internet e-commerce company, from 1999 until 2000. She was Corporate Executive Vice President of Global Operations and Technology of Citigroup Inc., a financial and business services company, from 1997 until 1999. From 1980 until 1996, Ms. Taylor served as Senior Vice President, the Americas and the Caribbean, of Federal Express Corporation, a delivery services company. Ms. Taylor is also a director of The Allstate Corporation, Autodesk, Inc., Blue Nile, Inc., and Exult, Inc.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Purpose and Structure

        The mission of the Board is to provide strategic guidance to the Corporation's management, to monitor the performance and ethical behavior of the Corporation's management, and to maximize the long-term financial return to Sabre Holdings' stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies. The Board is comprised of nine directors.

Director Independence

        The Board of Directors approved a set of director independence criteria for evaluating the independence of the Corporation's directors. The full text of the director independence criteria can be found in the Corporate Governance Guidelines published in the corporate governance section of our website (www.sabre-holdings.com)1. The director independence criteria are more stringent than both those adopted as part of the New York Stock Exchange ("NYSE") corporate governance listing standards (the "NYSE listing standards") for independent directors and the SEC's standards for independent audit committee members. During this review, the Board examined (among other things) whether any transactions or relationships exist currently (or existed during the past year), between each Director and the Corporation, its subsidiaries, affiliates, equity investors, or independent auditors. The Board also examined whether there were any transactions or relationships between each director and members of the senior management of Sabre Holdings or its affiliates. As a result of this review, the Board has affirmatively determined that each Director, other than Mr. Gilliland (the Corporation's Chief Executive Officer), is independent under those criteria. Therefore, eight of the Corporation's nine directors (or 88.9 percent) are independent. In addition, the Chairman, Mr. Ely, is an independent, non-executive director.

        To promote open discussion among non-management directors, regular executive sessions are scheduled where the independent directors meet without management participation. Interested parties, including stockholders, may communicate with the Chairman of the Executive Committee or the non-management directors through the process described in this Proxy Statement under the heading "Corporate Governance--Guidelines for Communicating with Directors."

1
We have not incorporated by reference into this Proxy Statement the information included on or linked from our website, and you should not consider it to be part of this Proxy Statement.

Board Meetings and Attendance

        The Board of Directors, its committees, and its subcommittees met a total of 43 times in 2003, including regularly scheduled and special meetings. During 2003, all of the Corporation's directors attended at least 95 percent of the aggregate number of meetings of the Board and the committees held during the period in which they served on the Board or such committees. As a matter of practice, all of the directors attend the annual meeting in person. Directors are strongly encouraged to attend the annual meeting to the extent practicable. All nine directors (100 percent) who were serving at the time attended the annual meeting in 2003.

Board Committees

        The Board has four standing committees: Audit, Compensation, Governance and Nominating, and Executive. The Audit, Compensation, and Governance and Nominating committees include only independent directors. The Executive Committee includes Directors Gilliland, Ely, Martin, Strobel, and Thomas. The sole non-independent director, Mr. Gilliland, attends each committee meeting except during private sessions of the independent directors. The Board believes that its performance is enhanced by directors who are fully informed about, and actively participate in, the activities of each of the Audit, Compensation, and Governance and Nominating committees. The Board has, therefore, assigned each independent director to serve as a member of each of those three committees. This structure permits the Board to delegate greater responsibility and authority to its committees, and to conduct significant discussions and take formal action in its committees without the need for formal reports to the Board. This structure also furthers the Board's policy of having significant decisions made by all of the independent directors.

        The Board's committees perform the functions described below.

Audit Committee

        The Audit Committee, composed entirely of independent directors (as that term is defined by the NYSE listing standards, SEC regulations, and the Corporation's director independence criteria) met eight times during 2003 (including four in-person meetings). During each in-person meeting, the Audit Committee met privately with the Corporation's independent auditors and the Corporation's vice president of internal audit. The Committee members are Directors Caldwell, Ely, Lindner, Marschel, Martin, Strobel, Taylor, and Thomas (Chairman). All members of the Audit Committee have been affirmatively determined by the Board to be financially literate under the NYSE listing standards. Mr. Thomas, an independent director and the Chairman of the Audit

Committee, has been designated by the Board as an audit committee financial expert within the meaning of Item 401 of Regulation S-K. Please see "Proposal 1- Election of Directors—Continuing Directors" in this Proxy Statement for additional information on Mr. Thomas' relevant experience and qualifications. Four other members of the Committee also qualify, but have not been formally designated as audit committee financial experts. For those directors serving on three or more public-company audit committees, the Board of Directors has affirmatively determined that such service will not impair the abilities of those directors to serve effectively on the Audit Committee.

        The Audit Committee's principal purposes and responsibilities (which are detailed in its charter) include overseeing the integrity of the Corporation's financial statements, complying with legal and regulatory requirements, reviewing the external auditor's qualifications and independence (including auditor rotation), reviewing the performance of the Corporation's internal audit function, and preparing the Audit Committee's report, which is included in this Proxy Statement. See "Report of the Audit Committee." The Board adopted an amended charter for the Audit Committee on January 20, 2004. The charter is attached to this Proxy Statement as "Exhibit A" and is available on the corporate governance section of our website.

        The Corporation provides mechanisms for employees and other interested parties to confidentially and anonymously bring to the attention of the Audit Committee any concerns related to the Corporation's Business Ethics Policy, legal issues, and accounting or audit matters. Employees are able to report their concerns to the Compliance Office by telephone at (682) 605-3998 or via pre-paid mail or courier to:

  Compliance Office
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

or via e-mail to compliance.office@sabre-holdings.com. The Corporation also provides a confidential, anonymous hotline at 1 (877) 219-3180, which is a toll-free call if placed from within the United States and will be answered 24 hours a day, seven days a week. The Corporation's process for collecting and organizing these communications and determining which communications will be relayed to the Audit Committee members is administered by the General Counsel acting as the Compliance Officer, is overseen by the Audit Committee, and was approved by a majority of the independent Directors.

Compensation Committee

        The Compensation Committee, which is composed entirely of independent directors, met eight times during 2003 (including four in-person meetings). The Compensation Committee members are Directors Caldwell, Ely, Lindner, Marschel, Martin, Strobel (Chairman), Taylor, and Thomas. The Compensation Committee's principal purposes and responsibilities (as described in its charter) are to review and approve corporate goals and objectives relevant to the Chief Executive Officer ("CEO") and other officer compensation; to evaluate the CEO's performance in light of those goals and objectives and determine and approve the CEO's compensation based on that evaluation; to approve compensation, incentive-compensation plans, and equity-based plans for the directors, other officers, and employees; to conduct annual performance evaluations of the Compensation Committee; and to produce annual reports on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations. A current copy of the Compensation Committee charter is available on the corporate governance section of our website.

Governance and Nominating Committee

        The Governance and Nominating Committee, which is composed entirely of independent directors, met eight times during 2003 (including four in-person meetings). The members are Directors Caldwell, Ely, Lindner, Marschel, Martin (Chairman), Strobel, Taylor, and Thomas. The Governance and Nominating Committee's principal purposes and responsibilities (as described in its charter) are to establish the criteria for selecting new directors; to identify suitable individuals under those criteria who are qualified to serve as directors; to recommend to the Board nominees for election as directors; to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; to recommend committee structures and functions; to recommend qualifications for membership appointments and removals for the committees of the Board; to monitor the operations of the Board and its committees and make recommendations to improve operations; to oversee the annual performance evaluation of the Board, its committees, and management; and to conduct annual performance evaluations of the Governance and Nominating Committee itself. A current copy of the Governance and Nominating Committee charter is available on the corporate governance section of our website.

Executive Committee

        The Executive Committee does not meet on a regular basis, and it did not meet in 2003. Throughout most of 2003, the Executive Committee was composed of Directors Hannigan (Chairman), Martin, Strobel and Thomas. In December 2003, Mr. Hannigan resigned. The current members are Directors Ely (Chairman), Gilliland, Martin, Strobel, and Thomas. The Executive Committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, with the exception of such powers and authority as are specifically reserved to the other committees or to the entire Board. A current copy of the Executive Committee charter is available on the corporate governance section of our website.

CORPORATE GOVERNANCE

        Sabre Holdings is committed to conducting its business in a way that reflects best practices, as well as the highest standards of legal and ethical conduct. We want to be a company of integrity and to be perceived as such by everyone who comes in contact with us. To that end, the Board of Directors has approved a comprehensive system of corporate governance documents that collectively constitute the Corporate Governance Policy of Sabre Holdings. These documents exceed the requirements established by the NYSE's listing standards and by the SEC. The Corporate Governance Policy describes the principles, policies, processes, and practices followed by the Board, officers, and employees in governing the Corporation, and serves as a flexible framework for sound corporate governance. The Corporate Governance Policy is available on the corporate governance section of our website. In addition, stockholders may request a free copy of the Corporate Governance Policy from:

  Sabre Holdings Corporation
  Attention: Investor Relations
  3150 Sabre Drive
  Southlake, TX 76092
  (682) 605-1000

        The following documents collectively constitute the Corporate Governance Policy of Sabre Holdings Corporation:

Corporate Governance Guidelines

        The statement of Corporate Governance Guidelines satisfies the requirements of the NYSE's listing standards for a statement of corporate governance guidelines. It includes topics such as: director qualification criteria and independence standards, director responsibilities, committee structure, interaction with management, performance evaluations, director continuing education, and director compensation.

Board Administration Guidelines

        The statement of Board Administration Guidelines describes policies, processes, and practices that are followed in the administration of the Board. It includes topics such as: Board composition, expectations of directors (including retirement and resignation on changed circumstances), the role of the Chairman, and Board meeting practices.

Committee Administration Guidelines

        The statement of Committee Administration Guidelines describes policies, processes, and practices that are followed in the administration of the Board's committees. It includes topics such as: committee structure, committee governance documents, membership qualifications, independence of committee members, financial literacy and expertise, other audit committee service, committee assignment practices, and committee meeting practices.

Committee Governance Documents

        Each committee of our Board of Directors has the following three core governance documents:

  •
  a Charter that satisfies the requirements of the NYSE's listing standards for the relevant committee. The Charter describes the committee's purposes and responsibilities, a delegation of authority to the committee from the Board, and provisions for funding the committee;

  •
  a description of the committee's Key Tasks and Processes, which are intended to serve as discretionary guidelines for the performance of the committee's functions; and

  •
  Administration Guidelines for the committee's operations, such as the qualification standards for the committee's members.

Auditor Services Pre-Approval Policy

        The Auditor Services Pre-Approval Policy defines the principles and procedures followed by the Audit Committee in pre-approving audit and non-audit services performed by the Corporation's independent auditors.

Guidelines for Communicating with Directors

        The statement of Guidelines for Communicating with Directors describes the methods by which securities holders and other interested parties may communicate information to the Board and its committees, or to specified independent directors. As part of these guidelines, we provide mechanisms for stockholders and other interested parties to send confidential and anonymous communications to the whole Board, the independent directors, the Chairman of the Board, or the chairman of any particular committee. Written communications should be addressed to the appropriate body or director and sent via pre-paid mail or courier to:

  c/o Corporate Secretary
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

        or via e-mail to Corporate.Secretary@sabre-holdings.com. The Corporation also provides a confidential, anonymous hotline at 1 (877) 219-3180, which is a toll-free call if placed from within the United States and will be answered 24 hours a day, seven days a week. The Corporation's process for collecting and organizing security holder communications and determining which communications will be relayed to Board members is administered by the Corporate Secretary, is overseen by the Governance and Nominating Committee, and is approved by a majority of the independent directors.

Miscellaneous Governance Policies

        The statement of Miscellaneous Governance Policies describes miscellaneous policies, processes, and practices that may be of interest to investors and other parties. It includes policy statements on various topics such as: stock ownership requirements for directors and officers, compensation principles, stock option re-pricing, auditor rotation, and stockholder rights plan ("poison pill") approval.

Business Ethics Policy

        The Business Ethics Policy meets the requirements of the NYSE's listing standards for a code of business conduct and ethics as well as requirements established by the SEC for a code of ethics applicable to financial officers. The policy applies to the Corporation's directors, officers, employees, and contractors worldwide. It includes topics such as: conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, and compliance with laws, rules, and regulations (including insider trading laws).

Attorney Up-the-Ladder Reporting Policy

        Attorneys representing the Corporation are directed to read and follow the Attorney Up-the-Ladder Reporting Policy, which implements the SEC's Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer.

Policy Administration Guidelines

        The statement of Policy Administration Guidelines describes the scope of the comprehensive Corporate Governance Policy and states that the entire policy, and each of its component documents described above, are non-binding guidelines that can be changed by the Board at any time and do not confer enforceable rights on stockholders or any other persons. The Board of Directors retains the flexibility to act in its discretion, consistent with its fiduciary responsibilities, in conducting, managing, and overseeing the affairs of the Corporation and its subsidiaries.

        In addition to making the entire Corporate Governance Policy available on our website, the Charter of the Audit Committee of the Board of Directors is attached as "Exhibit A" to this Proxy Statement.

INFORMATION REGARDING THE COMPENSATION OF DIRECTORS

        The Compensation Committee reviews director compensation every two years and engages an independent compensation consultant to advise the Compensation Committee on market data, trends, and recommendations for this biennial review.

        In 2003, the outside directors received a semi-annual retainer of $20,000 for service on the Board of Directors and $2,000 for each day of Board or committee meetings attended in person (but not chaired). For each day of telephonic meetings attended (but not chaired) outside directors received $1,000. Each chairman of a committee received an additional semi-annual retainer of $5,000, plus $3,000 for each day of committee meetings chaired in person. For each day of telephonic meetings chaired, the chairman received $2,000. Compensation for outside directors will remain the same in 2004.

        Directors may defer payment of all or any part of these fees pursuant to the 2003 Directors Deferred Compensation and Deferred Stock Unit Plan (the "2003 Directors Plan"), which provides two deferral alternatives. Under the first deferral alternative, Sabre Holdings will pay interest on the amount deferred using the six-month London Interbank Offered Rate, plus one percent. Under the second deferral alternative, compensation deferred during any calendar month is converted into units equivalent to the Corporation's Common Stock by dividing the total amount of deferred compensation by the fair market value of the Common Stock, as determined under the 2003 Directors Plan. At the end of the applicable deferral period, the Corporation will pay to the director an amount in cash equal to the amount accrued in the director's deferral account or the number of accumulated stock equivalent units multiplied by the fair market value of Common Stock, as determined under the 2003 Directors Plan, as of the date selected by the director in such director's deferral election form or the installment payment date.

        On December 1, 2003, Mr. Ely was named Chairman of the Board of Directors. In recognition of his additional duties as non-executive Chairman of the Board, Mr. Ely will receive a semi-annual retainer of $50,000 in addition to his regular outside director compensation.

        In addition to the cash compensation outlined above, for every regularly scheduled Board meeting attended in person, each outside director will receive 600 options to purchase shares of Common Stock under the Sabre Holdings Corporation Amended and Restated 1996 Long-Term Incentive Plan (the "Amended LTIP") and 400 deferred stock units under the 2003 Directors Plan. In addition, any new outside director, when first elected to the Board, will receive a one-time inducement award of 3,000 deferred stock units under the 2003 Directors Plan and 10,000 stock options under the Amended LTIP. The stock options will have an exercise price equal to the fair market value, as determined under the Amended LTIP, of the underlying shares on the date of grant, will generally vest one year from grant date, and will have a ten-year term. All current outside directors also received a one-time award of 3,000 deferred stock units in January 2003. Upon termination from service on the Board of Directors, the Corporation will pay to the director an amount in cash equal to the number of his or her accumulated deferred stock units under the 2003 Directors Plan multiplied by the fair market value, as determined under the 2003 Directors Plan, of Common Stock on the last day of the month following the month in which the service terminates.

REPORT OF THE
COMPENSATION COMMITTEE

The Role of the Committee

        The Compensation Committee determines and oversees compensation for the officers of the Corporation, reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the performance of the CEO of the Corporation in light of those goals and objectives and determines and approves the CEO's compensation level based on this evaluation, makes decisions with respect to incentive-compensation plans and equity-based plans, and conducts an annual performance evaluation of the Compensation Committee.

        This report was prepared by the Committee following the Committee's January 2004 meeting, at which time the Committee determined the Corporation's incentive plan funding and each officer's individual award amount for the most recent performance year 2003, established annual incentive targets and performance measures for the 2004 performance year, considered and approved salary actions and long-term incentive awards for officers of the Corporation, and conducted other matters consistent with the Committee's charter.

Committee Charter

        In an effort to enhance corporate governance and clarify the role of the Compensation Committee with respect to carrying out the foregoing policies, the Board of Directors approved a Charter of the Compensation Committee (the "Charter") in January 2004. The Compensation Committee must consist of directors who are independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Compensation Committee member. Further, the Compensation Committee shall be comprised of directors who are affirmatively determined by the full Board of Directors to be independent under the revised listing standards of the New York Stock Exchange and the Corporation's Independence Criteria. The Board has determined that all of the members of the Compensation Committee qualify as independent under the standards set forth in the preceding sentence.

        In general, the Charter clarifies the function and scope of the Compensation Committee by authorizing it to ensure that the Corporation's compensation policies are in the best interest of the Corporation and its stockholders, as well as to confirm that the Corporation is in compliance with such policies. The Charter expressly provides that the Compensation Committee shall, among other things, evaluate its own performance under the Charter on an annual basis, conduct or authorize investigations or studies, and engage independent counsel or advisers as it deems necessary to carry out the foregoing, in each case at the Corporation's expense. The Board of Directors determined that expanding the Compensation Committee's authority in this manner would benefit the Corporation's stockholders in general and enhance corporate governance with respect to executive compensation matters.

Compensation Strategy

        The Compensation Committee views its principal responsibility as establishing compensation policies that facilitate the achievement of the Corporation's business strategy, ultimately creating value for investors. In this regard, policies and programs adopted by the Committee are intended to enhance the Corporation's ability to attract, retain, and incent exceptionally knowledgeable and experienced executives committed to the successful operation and management of the Corporation.

        The compensation policies and programs of the Corporation are considered by the Committee and intended to provide an integrated total rewards framework. The key elements of the Corporation's officer compensation programs are base salary, annual incentive compensation, and long-term compensation. These key elements are each addressed separately below. In addition, the Committee considers severance plans, benefits and other executive arrangements. It is through the combination of these programs that the Committee believes it can most effectively support and facilitate the ultimate creation of value for investors.

        With respect to the compensation of officers, the Committee has established a policy that officer compensation will be market-based, referenced against the mid-range of competitive practices of relevant comparator groups. Actual pay decisions take into consideration several additional factors influencing the marketplace for executive talent, including individual performance, scope of responsibility, prior experience, breadth of knowledge, and internal equity. The Committee engages and considers the advice of an independent compensation consultant regarding these matters.

Base Salaries

        While the Committee believes that a substantial portion of each officer's total compensation should be "at-risk," the Committee seeks to assure that base salaries are competitive with the mid-range of market practices.

        The base salaries of the Named Executive Officers and all of the officers of the Corporation are regularly reviewed, and any changes approved, by the Committee. For 2003, the Committee increased the base salaries of Messrs. Hannigan, Gilliland, and Schwarte. The increases were determined based on each individual's pay position relative to the market range, and value to the Corporation reflected in knowledge, experience and contribution to the success in achieving the Corporation's objectives. In addition, the Committee approved increases for certain other current officers of the Corporation, with increases averaging approximately 4 percent.

Annual Incentives

        The Corporation maintains an annual incentive compensation program (the "Variable Compensation Program" or "VCP"), which provides for cash awards to be paid based upon attainment of pre-established performance standards. The Committee believes the VCP facilitates the communication of objectives that are of primary importance during the coming year ("VCP Objectives") and is intended to motivate officers to attain those VCP Objectives. In this regard, the Committee seeks to ensure that a significant portion of each officer's total annual cash compensation is linked to the attainment of the VCP Objectives by providing officers with annual incentive award opportunities that are competitive with the mid-range of market practices.

        It is the Committee's philosophy that, to the extent the Corporation achieves the VCP Objectives, each officer's total cash compensation should become increasingly competitive with the market total annual cash compensation levels. Further, in those years in which the VCP Objectives are not realized, participants will receive less or no incentive pay.

        Specifically, under the VCP, the Committee establishes a bonus pool based on the financial performance of the Corporation. This pool establishes the maximum award payable to each of the officers named in the Summary Compensation Table. The Committee may then exercise negative discretion to reduce the amounts payable from the pool to individual participants. For 2003, the maximum awards payable from the pool were $1,445,488 (.88 percent of earnings before interest and taxes).

        In determining individual bonus payments for 2003 performance to each of the individuals who, as of December 31, 2003, were the four most highly compensated officers of the Corporation (other than the Chief Executive Officer) whose aggregate current remuneration exceeded $100,000, and both the current and former Chief Executive Officers of the Corporation during the 2003 fiscal year (collectively, the "Named Executive Officers"), the Committee considered the achievement of company financial objectives for the year and individual performance. Actual amounts paid from the pool for 2003 performance were in total $686,981, or approximately 87.1 percent of the funded pool. Amounts paid to each of the Named Executive Officers for 2003 performance are presented in the Summary Compensation Table on Page 32.

Long-Term Incentives

        In keeping with the Corporation's desire to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise the largest portion of each Named Executive Officer's total compensation package. The purpose of these incentives is principally to align the interests of these individuals with the interests of the Corporation's stockholders and the Corporation's growth in real value over the long-term. In this regard, the Committee seeks to provide officers with long-term incentive award opportunities that are competitive with the mid-range of market practice. Additionally, in determining individual long-term incentive awards, the Committee considers officers' levels of responsibility, prior experience, historical award data, various performance criteria, and the compensation practices of the Comparator Group.

        During 2003, certain officers and key employees of the Corporation, including the Named Executive Officers, received awards of stock options and restricted stock. In addition, certain officers and key employees of the Corporation, including the Named Executive Officers, were awarded cash-based long-term incentive opportunities. The principal objective of these awards was to provide a stabilizing element to the executives' long-term incentive award program. Generally, these cash-based awards vest in January 2005, do not exceed 1.5 times the officer's 2003 base salary, and will be forfeited if the recipient voluntarily terminates employment or is terminated for cause or non-performance prior to payment.

Compensation of the Chief Executive Officer

        On December 1, 2003, Mr. Gilliland was elected President and Chief Executive Officer of the Corporation by the Board of Directors. In connection with his election, the Committee, after reviewing information provided by the independent compensation consultant, approved an employment agreement between Mr. Gilliland and the Corporation dated December 2, 2003. The employment agreement set Mr. Gilliland's base salary at $650,000 and his target award under the Corporation's VCP at 100 percent of his base salary. For 2003, Mr. Gilliland's VCP award was prorated for the time he spent in his position of President and Chief Executive Officer of Travelocity where his target award was 60 percent of base salary and the portion of the year he was the President and Chief Executive Officer of the Corporation. In addition, pursuant to the terms of his employment agreement, Mr. Gilliland received 125,000 stock options granted on December 2, 2003 and received a grant of 67,500 restricted shares on January 5, 2004. Although the Committee reserves its right to take such other actions as it may deem necessary, it was the Committee's intent that the aforementioned grants would be made in place of grants that

Mr. Gilliland would have otherwise participated in during 2004. As a result, the information presented in the Summary Compensation Table on Page 32 reflects the following:

  •
  Base salary earned by Mr. Gilliland as President and Chief Executive Officer of Travelocity through December 1, 2003 and, thereafter, as President and Chief Executive Officer of the Corporation; and

  •
  A VCP award earned by Mr. Gilliland for performance during calendar year 2003, based on his position as President and Chief Executive Officer of Travelocity as well as his position as Chief Executive Officer of the Corporation and his individual performance and contribution to the Corporation; and

  •
  Stock option and restricted stock grants made to Mr. Gilliland on January 14, 2003, based on his position as President and Chief Executive Officer of Travelocity; and

  •
  Stock options granted to Mr. Gilliland on December 2, 2003 as a result of his election as President and Chief Executive Officer of the Corporation.

        Mr. Hannigan resigned on December 1, 2003. Prior to his resignation, Mr. Hannigan had earned $655,423 in base salary, as shown in the Summary Compensation Table on Page 32. In connection with his resignation, Mr. Hannigan forfeited any VCP award that might have been payable for 2003 performance, as well as any unearned long-term incentives such as restricted stock and unvested stock options. Mr. Hannigan did receive additional compensation from the lapsing of restricted stock on January 15, 2003 in the amount of $698,669.39.

Compliance with Section 162(m)

        Section 162(m) of the Internal Revenue Code ("Code") provides that certain compensation in excess of $1 million that is paid to a Named Executive Officer will not be deductible by the Corporation for federal income tax purposes, unless the compensation is performance-based and is paid pursuant to a plan meeting certain requirements of the Code.

        The Compensation Committee has carefully considered the implications of Section 162(m) of the Internal Revenue Code. The Committee believes tax deductibility of compensation is an important consideration. Accordingly, the Committee, where possible and considered appropriate, strives to preserve corporate tax deductions, including the deductibility of compensation to Named Executive Officers.

        The Committee also reserves flexibility, where it is deemed necessary and in the best interests of the Corporation and its stockholders to continue to attract and retain the best possible executive talent, and to motivate such executives to achieve the goals inherent in the Corporation's business strategy, to approve compensation arrangements that are not necessarily fully tax deductible to the Corporation. In this regard, certain portions of compensation paid to the Named Executive Officers may not be deductible for federal income tax purposes under Section 162(m). The Committee will continue to review the Corporation's executive compensation practices to determine if other elements of executive compensation qualify as "performance-based compensation" under the Code.

Submitted by the Sabre Holdings Corporation Compensation Committee:

Pamela B. Strobel (Chairman)
Royce S. Caldwell
Paul C. Ely, Jr.
Richard G. Lindner
Glenn W. Marschel, Jr.
Bob L. Martin
Mary Alice Taylor
Richard L. Thomas

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 2003, Royce S. Caldwell, Paul C. Ely, Jr., Richard G. Lindner, Glenn W. Marschel, Jr., Bob L. Martin, Pamela B. Strobel, Mary Alice Taylor, and Richard L. Thomas served on the Compensation Committee. None of the members of the Compensation Committee were officers or employees of Sabre Holdings or any of its subsidiaries during the last fiscal year, or at any other time. None of the Compensation Committee members mentioned above were executive officers of another entity on whose compensation committee or board of directors an executive officer of the Corporation served.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the external auditors on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Board of Directors has affirmatively determined that all Audit Committee members are independent and financially literate. The Board of Directors has designated the Chairman of the Audit Committee, Richard L. Thomas, as an audit committee financial expert under the SEC's guidelines. Four other members of the Audit Committee also qualify as audit committee financial experts but have not been formally designated.

        The Audit Committee's purposes and responsibilities are described in its Charter, which is an exhibit to this Proxy Statement and is available on the corporate governance section of the Corporation's website. They include overseeing the integrity of the Corporation's financial statements, complying with legal and regulatory requirements, reviewing the external auditors' qualifications and independence (including auditor rotation), and reviewing the performance of the Corporation's internal audit function. The Audit Committee members do not act as accountants or auditors for the Corporation. Management has the primary responsibility for the integrity of the Corporation's internal controls, financial statements and disclosure processes. The Corporation's external auditors are responsible for expressing an opinion on the adequacy of the Corporation's internal controls and the conformity of the Corporation's audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed, with management and the external auditors, the Corporation's audited financial statements for the year ended December 31, 2003. The Audit Committee has discussed with the external auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS 90. In addition, the Audit Committee has received from the external auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the external auditors' provision of non-audit services to the Corporation is compatible with the auditors' independence.

        Following the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Richard L. Thomas (Chairman)
Royce S. Caldwell
Paul C. Ely, Jr.
Richard G. Lindner
Glenn W. Marschel, Jr.
Bob L. Martin
Pamela B. Strobel
Mary Alice Taylor

EXECUTIVE COMPENSATION
Summary Compensation Table

        The following table sets forth information concerning compensation paid or accrued by the Corporation during the past three fiscal years to the Named Executive Officers.

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position
	Year	Salary(1)	Bonus	Other Annual Compensation(2)	Restricted Stock Award(s)(3)	Securities Underlying Options/SARs	AMENDED LTIP Payouts(4)	All Other Compensation(5)
M.S. Gilliland	2003	$377,500	$137,000	$0	$731,671	155,000	$0	$30,734
	2002	317,325	157,000	0	0	70,000	0	22,600
	2001	298,334	74,583	0	0	0	62,022	21,244

W.J. Hannigan	2003	655,423	0	0	1,843,000	200,000	0	68,599
	2002	672,443	537,954	0	0	420,000	0	58,357
	2001	668,750	334,375	0	0	0	0	73,271

J.M. Jackson	2003	390,000	196,560	0	746,599	30,000	0	0
	2002	388,523	196,000	0	0	70,000	0	0
	2001	387,917	116,375	0	0	0	147,055	0

E.J. Speck	2003	365,000	183,960	0	734,251	30,000	0	0
	2002	363,618	175,000	0	0	70,000	0	0
	2001	362,084	108,625	0	0	0	133,272	0

D.A. Schwarte	2003	307,692	162,461	0	706,791	30,000	0	25,110
	2002	278,939	129,000	0	0	45,000	0	20,089
	2001	277,500	69,375	0	0	0	0	20,072

J.S. Stow	2003	300,000	144,000	46,072	425,364	15,000	0	0
	2002	285,535	122,000	0	0	35,000	0	0
	2001	263,333	65,833	0	0	0	55,312	0

M.S. Gilliland	= Michael S. Gilliland, President and Chief Executive Officer (Effective December 1, 2003)
W.J. Hannigan	= William J. Hannigan, Chairman, President and Chief Executive Officer (Resigned effective December 1, 2003)
J.M. Jackson	= Jeffery M. Jackson, Executive Vice President, Chief Financial Officer, and Treasurer
E.J. Speck	= Eric J. Speck, Executive Vice President and Chief Marketing Officer
D.A. Schwarte	= David A. Schwarte, Executive Vice President and General Counsel
J.S. Stow	= John S. Stow, Senior Vice President and President, Sabre Travel Network

(1)
Base salaries for the Named Executive Officers, with the exception of Mr. Gilliland and Mr. Stow, did not change from 2001 to 2002. The slight variance shown in the table above is due to two factors: (i) 2001 salary increases did not go into effect until after the January 15, 2001 meeting of the Compensation/Nominating Committee, and (ii) a 2001 year-end adjustment resulting from a conversion from semi-monthly pay periods to bi-weekly pay periods.

(2)
The other annual compensation shown for Mr. Stow for 2003 includes that portion of non-revenue travel paid by the Corporation, or $28,910.

(3)
The following table sets forth certain information concerning restricted stock awards held on December 31, 2003:

Restricted Stock: Total Shares and Value

Name	Total Number of Restricted Shares(A)	Aggregate Market Value of Restricted Shares(B)
M.S. Gilliland	49,700	$1,074,514
W.J. Hannigan	0	0
J.M. Jackson	53,010	1,146,076
E.J. Speck	52,340	1,131,591
D.A. Schwarte	47,100	1,018,302
J.S. Stow	30,580	661,140

        (A)  Restricted shares are shares of Common Stock that are subject to the restrictions on disposition until vesting and that are subject to forfeiture under certain circumstances if the employee leaves the Corporation ("Restricted Shares"). Upon his resignation effective December 1, 2003, the restricted stock granted to Mr. Hannigan in 2003 was canceled. Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Schwarte, and Mr. Stow hold 10,000, 12,500, 12,500, 8,750, and 7,500 Restricted Shares, respectively, that were granted in 2000. Fifty percent of the shares granted to Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Schwarte, and Mr. Stow vested on May 22, 2001 because the closing price of Common Stock on the NYSE reached $45 for 40 of 45 consecutive trading days. The remainder of the Restricted Shares granted to Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Schwarte, and Mr. Stow will vest upon the earliest of December 1, 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Schwarte, and Mr. Stow also hold 39,700, 40,510, 39,840, 38,350, and 23,080 Restricted Shares respectively, that were granted in 2003. The shares granted to Mr. Gilliland, Mr. Jackson, Mr. Speck, Mr. Schwarte, and Mr. Stow will vest twenty five percent per year from 2004 through 2007. Not included in this table are dividends paid in Common Stock on Restricted Shares during the 2nd, 3rd, and 4th quarters of 2003. We expect that any future quarterly dividends on Restricted Shares would be paid in cash.

        (B)  Based on the closing price of $21.620 for Common Stock on the NYSE on December 31, 2003.

(4)
Payments for 2001 represent payments made in 2002 under the 1999-2001 performance share program under the Amended LTIP for shares of Common Stock ("Performance Shares") that were granted in 1999.

(5)
For 2003, amounts include employer-matching contributions under Sabre Inc.'s 401(k) plan, and employer contributions to a Supplemental Executive Retirement Plan (SERP) that provides pension benefits to officers who earned compensation in excess of qualified plan limits (currently $200,000). Employer matching contributions under the 401(k) plan for 2003 were $11,500 for each of Messrs. Gilliland, Hannigan, and Schwarte. Employer contributions under the SERP for 2003 were as follows: Mr. Gilliland—$19,234; Mr. Hannigan—$57,099; and Mr. Schwarte—$13,610.

STOCK OPTIONS GRANTED

        The following table sets forth information concerning stock options granted during 2003 by Sabre Holdings to the Named Executive Officers. The hypothetical present values of stock options granted in 2003 are calculated under a modified Black-Scholes model, a mathematical formula used to value options. The actual income, if any, recognized upon the exercise of stock options will depend upon the amount by which the market price of Common Stock on the date of exercise exceeds the exercise price. The actual income recognized may be higher or lower than the hypothetical present values of stock options presented in this table.

Option/SARs Grants in Last Fiscal Year
Individual Grants
Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value(2)
M.S. Gilliland	30,000	0.92	$18.430	01/14/2013	$265,200
	125,000	3.83	20.445	12/02/2013	1,046,250
W.J. Hannigan(3)	200,000	6.13	18.430	01/14/2013	1,768,000
J.M. Jackson	30,000	0.92	18.430	01/14/2013	265,200
E.J. Speck	30,000	0.92	18.430	01/14/2013	265,200
D.A. Schwarte	30,000	0.92	18.430	01/14/2013	265,200
J.S. Stow	15,000	0.46	18.430	01/14/2013	132,600

(1)
Options have a term of ten years and have an exercise price equal to the average of the high and low prices of Common Stock on the NYSE on the date of the grant. Twenty-five percent of the shares underlying the options granted January 14, 2003 and December 2, 2003 vest one year from the grant date and 6.25 percent vest quarterly thereafter.

(2)
The modified Black-Scholes model used to calculate the option value on the date of grant considers a number of factors to estimate an option's present value, including the stock's historic volatility, the expected life of the option, risk-free interest rates and expected dividend yield. The assumptions used in the valuation of the options that expire on January 14, 2013, were: stock price volatility—53.7 percent, expected life—4.5 years, interest rate—2.83 percent, and dividend yield—zero percent. The assumptions used in the valuation of the options that expire on December 2, 2013, were: stock price volatility—52.4 percent, expected life—4.5 years, interest rate—3.22 percent, and dividend yield—1.39 percent.

(3)
Upon his resignation, effective December 1, 2003, the stock options granted to Mr. Hannigan during 2003 were canceled.

STOCK OPTION EXERCISES AND
DECEMBER 31, 2003 STOCK OPTION VALUE

        The following table sets forth certain information concerning stock options exercised during 2003 by the Named Executive Officers and the number and value of unexercised in-the-money options for Common Stock on December 31, 2003. The year-end value of exercisable and unexercisable options is based on a Fair Market Value of $21.620 for the Common Stock on the NYSE on December 31, 2003. The actual income, if any, recognized upon exercise of stock options will depend upon the amount by which the market price of Common Stock on the date of exercise exceeds the exercise price. The actual income recognized upon the exercise of unexercised in-the-money stock options (whether exercisable or unexercisable) may be higher or lower than the values reflected in this table.

	Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Value
			Number of Securities Underlying Unexercised Options/SARs at FY-End		Value of Unexercised In-the-Money Options/SARs at FY-End
	Shares Acquired on Exercise	Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
M.S. Gilliland	0	$0	130,338	231,094	$0	$242,575
W.J. Hannigan	0	0	333,750	0	0	0
J.M. Jackson	0	0	236,428	130,267	0	95,700
E.J. Speck	0	0	229,308	134,128	0	95,700
D.A. Schwarte	0	0	105,937	119,063	0	95,700
J.S. Stow	0	0	126,197	71,407	0	47,850

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

        Under the Amended LTIP, Performance Shares may be awarded to officers and other key employees, including the Named Executive Officers. No Performance Shares were awarded during 2003 to the Named Executive Officers.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding securities authorized for issuance under Sabre Holdings' equity compensation plans as of December 31, 2003.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	Weighted-average exercise price of outstanding options, warrants and rights(1)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A)(1)
Equity compensation plans approved by security holders:(3)	7,635,326	$33.86	16,245,407
Equity compensation plans not approved by security holders:(4)	5,230,647	32.75	1,759,857

Total	12,865,973	33.41	18,006,175

        (1)  Excludes 2,289,359 shares of Common Stock to be issued upon the exercise of outstanding options and SARs under the following assumed plans: GetThere.com, Inc. 1996 Stock Incentive Plan and GetThere.com, Inc. 1999 Stock Incentive Plan (together, known as the "GetThere Plans"), and Travelocity.com LP 1999 Long-Term Incentive Plan, Travelocity.com LP Second Amended 1999 Long-Term Incentive Plan, Travelocity Holdings, Inc. Amended 1999 Long-Term Incentive Plan, and Preview Travel, Inc. 1997 Stock Option Plan (together, known as the "Travelocity Plans"). In connection with the acquisition of GetThere.com, Inc. and the buy-in of Travelocity.com Inc., the Corporation assumed these plans and converted all outstanding options to options for Common Stock. These converted options remain subject to their original plans and are administered under their original Terms and Conditions. The Corporation does not intend to use these plans for future grants. The number of securities to be issued upon exercise of outstanding options and SARs for assumed plans are as follows: GetThere Plans—562,819, Travelocity Plans—1,726,540. Weighted average exercise price of outstanding options and SARs for assumed plans are as follows: GetThere Plans—$21.78, Travelocity Plans—$40.48.

        (2)  Excludes shares purchased under the Sabre Holdings Corporation Employee Stock Purchase Plan (the "ESPP"). See "Proposal 3" in this Proxy Statement for a description of the ESPP and the number of shares available for future issuance under the ESPP (included in Column C).

        (3)  Includes approximately 15,710,474 shares remaining available for issuance pursuant to the Amended LTIP and approximately 534,933 shares remaining available for future purchases under the Sabre Holdings Corporation Employee Stock Purchase Plan. Shares remaining available under the Amended LTIP may be issued pursuant to the exercise of stock options, stock appreciation rights and stock purchase rights, and may be granted as awards of restricted stock (up to 1,545,811 shares of restricted stock remain available for grants under the Amended LTIP), deferred stock, performance awards, and other stock-based awards.

        (4)  Equity compensation plans not approved by security holders include the Sabre Holdings Corporation 2000 Stock Option Plan (the "2000 Stock Option Plan") and the 1996 Directors' Stock Incentive Plan (the "1996 Directors Plan"), each as described below.

        2000 Stock Option Plan.    The Corporation established the 2000 Stock Option Plan to attract, retain, and reward employees with stock options or stock appreciation rights. The total number of shares of Common Stock authorized for distribution under the 2000 Stock Option Plan is 7,000,000 shares, of which 5,157,963 are subject to outstanding options (at a weighted average exercise price of $32.86), and 1,759,857 remain available for future grants. The exercise price of options granted under the plan may not be less than fair market value of Common Stock on the date of grant, and no stock option may be exercisable more than ten years after the date of grant. Options granted prior to December 1, 2000, have a three-year cliff vesting, options granted on or after December 1, 2000, vest 25 percent one year from the date of grant and 6.25 percent quarterly thereafter. Generally, grants made prior to December 2001 are exercisable for 10 years from the date of grant and grants made during or after December 2001 are exercisable for 5 years from the date of grant.

        1996 Directors Plan.    The 1996 Directors Plan, which was used until 1999, provided for annual awards of options to purchase shares of Sabre Holdings' Common Stock to non-employee directors. As of December 31, 2003, there were 72,684 options outstanding under the plan at a weighted average exercise price of $25.20. The options have an exercise price equal to the fair market value of Sabre Holdings' Common Stock on the date of grant and vest pro rata over a five-year period. Each option expires on the earlier of (i) the date the non-employee director ceases to be a director of the Corporation for any reason other than death, disability, or retirement, or (ii) three years from the date the non-employee director ceases to be a director of the Corporation due to death, disability, or retirement.

RETIREMENT PLANS

        Effective January 1, 1997, Sabre Inc. established The Sabre Inc. 401(k) Savings Plan (the "401(k) Plan"), a defined contribution plan qualified under the Code. Upon establishment, substantially all employees of Sabre Inc. under the age of 40 on December 31, 1996 began participating in the 401(k) Plan.

        Sabre Inc. contributes 2.75 percent of each participating employee's base pay to the 401(k) Plan. Employees fully vest in that contribution once they have aggregated three years of service. In addition, Sabre Inc. matches 50 cents of each pre-tax dollar contributed by participating employees, limited to six percent of the employee's base pay contribution, subject to IRS limitations. Employees are immediately vested in their own contributions and Sabre Inc.'s matching contributions.

        The obligation for benefits previously earned by employees under the age of 40 under the tax-qualified defined benefit pension plan (the "American Plan") of American Airlines, Inc. ("American") are now the responsibility of the Legacy Pension Plan (the "LPP"), a defined benefit plan sponsored by Sabre Inc. that offers benefits substantially similar to those offered by the American Plan. These benefits are based on the credited years of service earned as of December 31, 1996, or date of transfer to Sabre Inc. from American or its affiliates, if later than December 31, 1996 but prior to March 16, 2000. However, these employees will continue to earn years of service for purposes of determining vesting and early retirement eligibility under the LPP based on future service to Sabre Inc. Additionally, future increases in compensation levels will be considered in the calculation of retirement benefits to be paid from the LPP to these employees upon their retirement.

        Employees age 40 or over as of December 31, 1996, who were active participants in the American Plan at that date, were given the option of participating in the 401(k) Plan or the LPP. Benefits provided by the LPP to retirees of Sabre Inc. are based on years of credited service and the employee's base pay for the highest consecutive five years of the ten years preceding retirement. With the exception noted below, the obligation for benefits previously earned by these employees under the American Plan was transferred to the LPP.

        Certain employees of Sabre Inc., meeting specified criteria, classified as "Dual Retirees," have elected to remain in the American Plan for service through December 31, 1996. The obligation for benefits earned by these Dual Retirees as of December 31, 1996 under the American Plan remained with American as an obligation under the American Plan. These Dual Retirees are in the LPP for service and increases in compensation levels after December 31, 1996.

        Certain officers and certain employees of Sabre Inc. are eligible for additional retirement benefits, to be paid by Sabre Inc. under the Supplemental Executive Retirement Plan (the "SERP") as an operating expense. The SERP provides benefits for 401(k) Plan participants (calculated upon the basis of base salary and incentive compensation payments) to which certain officers and certain employees of Sabre Inc. would be entitled, but for the limit on the maximum amount of compensation which may be taken into account under the 401(k) Plan ($200,000 for 2003). The SERP also provides pension benefits for LPP participants (calculated upon the basis of final average base salary, incentive compensation payments, and performance returns) to which certain officers and certain employees of Sabre Inc. would be entitled, but for the limit of $160,000 on the maximum annual benefit payable under the Employee Retirement Income Security Act of 1974 ("ERISA") and the Code, and the limit on the maximum amount of compensation which may be taken into account under Sabre Inc.'s retirement program ($200,000 for 2003).

        The following table shows typical annual benefits payable under the LPP and the SERP, based upon retirement at age 65, to persons in specified remuneration and credited years-of-service classifications.

PENSION PLAN TABLE

	Credited Years of Service
Final Average Earnings(1)	Annual Retirement Benefits
	15	20	25	30	35
$250,000	$75,000	$100,000	$125,000	$150,000	$175,000
300,000	90,000	120,000	150,000	180,000	210,000
400,000	120,000	160,000	200,000	240,000	280,000
500,000	150,000	200,000	250,000	300,000	350,000
600,000	180,000	240,000	300,000	360,000	420,000
700,000	210,000	280,000	350,000	420,000	490,000
800,000	240,000	320,000	400,000	480,000	560,000
900,000	270,000	360,000	450,000	540,000	630,000
1,000,000	300,000	400,000	500,000	600,000	700,000
1,100,000	330,000	440,000	550,000	660,000	770,000
1,200,000	360,000	480,000	600,000	720,000	840,000

(1)
Based upon base salaries only.

        As of December 31, 2003, the Named Executive Officers had the following credited years of service: Mr.Gilliland-15.0; Mr. Jackson-18.5; Mr. Speck-22.5; Mr. Schwarte-0; and Mr. Stow-15.7. At the time of Mr. Schwarte's date of hire, the LPP was closed to new entrants. Annual retirement benefits are shown in the table using a straight-life annuity basis and are subject to reduction for Social Security benefits and benefits received under other qualified and non-qualified plans.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS

        Sabre Holdings has executive termination benefits agreements ("Agreements") with its officers, including the Named Executive Officers. The benefits provided by the Agreements are triggered upon any termination, except for cause, of an officer: (i) by the Corporation at any time within the first 24 months after a change in control; (ii) by the Corporation at any time within 180 days prior to a change in control; or (iii) by the Executive for "Good Reason" (as defined in the Agreements) at any time within the first 24 months after a change in control. In addition, the Agreements for each of Mr. Gilliland, Mr. Jackson, Mr. Speck, and Mr. Schwarte would provide benefits upon any termination of such officer's employment by the officer within the 30-day period immediately following the first anniversary of a change in control. If the officer's employment is terminated for cause, or as a consequence of death, disability, or retirement, benefits under the Agreement are not triggered.

        A change in control of Sabre Holdings occurs: (i) if a person other than the Corporation or a subsidiary acquires 25 percent or more of the combined voting power of the Corporation's then outstanding securities; (ii) if the individuals who constitute the Board of Directors cease for any reason, other than death, to constitute at least a majority of the Board of Directors, unless those individuals becoming new directors are approved by a vote of at least a majority of the incumbent Board of Directors; (iii) upon the consummation of a reorganization, merger, consolidation, sale, or other disposition of all, or substantially all, of the assets of the Corporation or the acquisition of assets of another corporation; or (iv) approval by the stockholders of Sabre Holdings of a complete liquidation or dissolution of the Corporation.

        Upon such termination and depending on the specific Agreement, the officer may receive, in a lump sum payment: (i) up to three times the greater of: (a) the officer's annual base salary at the termination date, or (b) the officer's annual base salary immediately prior to the change in control; plus (ii) up to three times the greater of: (a) the highest annual bonus awarded to the executive under Sabre Holdings' Variable Compensation Program or any other bonus program for any 12 consecutive month period during the last three fiscal years prior to the termination date, or (b) the highest target bonus rate applicable to the officer for any period during such prior period (up to three years), multiplied by the annual applicable base salary determined under (i) above, and certain other miscellaneous benefits. In addition, upon a change in control, and such termination, the vesting and exercisability of stock awards will be accelerated (for example, deferred and restricted stock will vest, and all stock options will become exercisable, either immediately or, in case of certain events, within the 30-day period immediately following the first anniversary of a change in control). Finally, the individual will be reimbursed for excise taxes, if any, paid pursuant to Section 280G of the Code (or its successor provision) and for federal income tax paid on such excise tax reimbursement.

        Sabre Inc. has formalized its market based involuntary termination benefits for officers, including the Named Executive Officers other than Mr. Gilliland, whereby the officers are eligible to receive, unless the officer is terminated for cause or for non-performance and subject to certain conditions, an amount in cash equal to (a) twelve months base salary, and (b) the target amount, at the officer's most recently established incentive target or other similar bonus for which such officer may be eligible, payable to that officer pursuant to the Variable Compensation Program for the plan year in which the officer is involuntarily terminated (less applicable withholding). If the officer is involuntarily terminated after the plan year ends, but before the payout date, the officer will also be eligible to receive the officer's prior year's Variable Compensation Plan award at the funded level (less applicable withholding). Officers are also eligible to receive subsidized COBRA medical benefits at their active employee rates for 52 weeks. If a recipient is party to an executive termination benefit agreement, that agreement will govern with respect to a change or potential change in control.

        On December 1, 2003, Mr. Hannigan resigned from his position as Chairman, President, and Chief Executive Officer of the Corporation. In connection with his resignation, Mr. Hannigan's employment related agreements became null and void.

        Sabre Holdings entered into an employment agreement with Mr. Gilliland effective December 1, 2003. The term of Mr. Gilliland's employment agreement is indefinite, except that either he or the Board of Directors may terminate the employment agreement at any time, for any reason or no reason, with or without cause. Mr. Gilliland's employment agreement provides that his base salary beginning December 1, 2003 was $650,000 and is subject to annual review. Page 32 of this Proxy Statement details Mr. Gilliland's salary for the past three fiscal years. Additionally, his employment agreement provides that he is eligible to participate in Sabre Holdings' Variable Compensation Program and that his target bonus for 2004 will be an amount equal to 100 percent of his base salary. Page 32 of this Proxy Statement details bonus payments received by Mr. Gilliland for the past three fiscal years. Pursuant to Mr. Gilliland's employment agreement, if the Board of Directors terminates his employment not for cause, other than in connection with a change in control, death, or disability, Mr. Gilliland would receive a severance payment in an amount equal to 200 percent of his base salary plus 200 percent of his target variable compensation. In addition, any stock options awarded after the date of his employment agreement that have not yet vested as of the termination date and that would have otherwise vested within 90 days from the termination date will become immediately vested on the termination date and will be exercisable for a period of 90 days thereafter. Any remaining restrictions on any restricted stock granted after the date of the employment agreement as to which restrictions would otherwise have lapsed within 90 days of the termination date will immediately lapse as of the termination date. In the event that Mr. Gilliland's employment terminates by reason of death or disability, the terms and conditions relating to all stock awards will be governed by the applicable stock agreement or restricted stock agreement and the Amended LTIP.

CORPORATE PERFORMANCE

        The following graph compares the yearly percentage change in Sabre Holdings cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of the Standard & Poor's 500 Stock Index, and the cumulative total stockholder return of an index of peer companies selected by the Corporation, over the period from December 31, 1998 to December 31, 2003. The Corporation believes that although total stockholder return is an indicator of corporate performance, it is also subject to the vagaries of the market.

CUMULATIVE TOTAL RETURNS*
ON $100 INVESTMENT MADE ON DECEMBER 31, 1998

*
Assumes $100,000 invested in December 31, 1998 in the S&P's Common Stock and assumes reinvestment of dividends.

**
The peer group is made up of publicly held companies in the transaction processing and/or travel services business. The list of companies includes: Amadeus Global Travel Distribution, Automatic Data Processing, Inc., Cendant Corporation, Ceridian Corporation, First Data Corporation, Fiserv, Inc., and InterActiveCorp (formerly USA Interactive).

EXECUTIVE OFFICERS OF THE REGISTRANT

        The executive officers of Sabre Holdings, their ages (as of March 15, 2004), and their positions since 1999, are as follows:

        MICHAEL S. GILLILAND, age 41. Mr. Gilliland was elected President and Chief Executive Officer of Sabre Holdings Corporation in December 2003. From May 2002 until December 2003, Mr. Gilliland was President and Chief Executive Officer of Travelocity.com, Inc., a wholly owned subsidiary of the Corporation. From March 2001 until December 2003, Mr. Gilliland was an Executive Vice President of Sabre Holdings. He was Chief Marketing Officer of Sabre Inc., the principal operating subsidiary of the Corporation, from July 2000 until May 2002 and General Manager, Product Marketing of Sabre Inc. from May 1999 until July 2000.

        JEFFERY M. JACKSON, age 48. Mr. Jackson has been Executive Vice President, Chief Financial Officer, and Treasurer of Sabre Holdings Corporation since May 1999. He served as Senior Vice President of Sabre Inc. from 1998 to 1999. In 1998, he was Vice President and Controller of American Airlines, Inc., and from 1995 to 1998, he was Vice President, Corporate Development, and Treasurer of American Airlines, Inc.

        DAVID A. SCHWARTE, age 53. Mr. Schwarte has been Executive Vice President and General Counsel of Sabre Holdings Corporation since March 2000. He served as Director of the law firm Kelly, Hart & Hallman, a Professional Corporation, from 1998 to 2000. Prior to serving at Kelly, Hart & Hallman, he was an attorney in the legal department of American Airlines, Inc. from 1979 to 1996 and served in various positions including Managing Director of International Affairs from 1996 to 1998.

        ERIC J. SPECK, age 47. Mr. Speck has been Executive Vice President of Sabre Holdings Corporation since May 1999. He has also served as Executive Vice President of Sabre Inc., the principal operating subsidiary of the Corporation, since July 2000 and Chief Marketing Officer of Sabre Inc. since May 2002. He was Group President, Travel Marketing & Distribution of Sabre Inc. from 2000 to 2002, and Executive Vice President, Marketing & Sales of Sabre Inc. from 1999 to 2000. From 1997 to 1999, he was Senior Vice President, SABRE Travel Information Network, a division of Sabre Inc.

        THOMAS KLEIN, age 41. Mr. Klein has been Senior Vice President and Group President, Sabre Airline Solutions of Sabre Inc., the principal operating subsidiary of the Corporation, since May 2002. Prior to that, he was Senior Vice President and President, Emerging Business and Business Development of Sabre Inc. from 2000 to 2002. From 1999 to 2000, he was Senior Vice

President, North America of Sabre Inc., and from 1997 to 1999, he was Senior Vice President, Latin America/Caribbean of Sabre Inc.

        MICHELLE A. PELUSO, age 32. Ms. Peluso has been President and Chief Executive Officer of Travelocity.com Inc. since December 2003. From June 2003 until December 2003, she was Chief Operating Officer of Travelocity.com Inc. and Senior Vice President, Product Strategy and Distribution for Travelocity.com Inc. from April 2002 until June 2003. Prior to joining the Corporation, Ms. Peluso served as Chief Executive Officer of Site59.com, a travel website, from November 1999 until March 2002 and as Senior Advisor to the Secretary of Labor and White House Fellow from August 1998 to November 1999. From September 1995 until August 1998, she was a Case Leader for Boston Consulting Group.

        JOHN S. STOW, age 57. Mr. Stow has been Senior Vice President and President, Sabre Travel Network of Sabre Inc., the principal operating subsidiary of the Corporation, since May 2002. He was President, Travel Agency Solutions of Sabre Inc. from 2000 to 2002. From 1999 to 2000, he served as Senior Vice President and General Manager, Electronic Travel Distribution Sales & Service of Sabre Inc., and from 1997 to 1999, he served as Senior Vice President, North America Sales & Service of Sabre Inc.

        MARK K. MILLER, age 38. Mr. Miller has been Senior Vice President and Controller of Sabre Inc., the principal operating subsidiary of the Corporation, since April 2003. Prior to that, he was Chief Financial Officer of GetThere Inc., a wholly owned subsidiary of the Corporation, from November 2000 until April 2003. From December 1999 to November 2000, Mr. Miller served as Vice President of Technology Finance and from March 1999 until December 1999, he was Vice President, US Airways Account.

OWNERSHIP OF SECURITIES

Securities Owned by Directors and Executive Officers

        As of March 15, 2004, each director and nominee for director, the Named Executive Officers, and all directors and executive officers as a group, owned, or had been granted, securities or rights equivalent to the shares of Common Stock indicated in the table below:

Name of Beneficial Owner	Sabre Holdings Common Stock Beneficially Owned(1)		Percent of Class	Total Sabre Holdings Equity Stake(2)
Michael S. Gilliland	265,307	(3)	*	471,352
Royce S. Caldwell	20,200	(4)	*	23,000
Paul C. Ely, Jr.	58,025	(4)	*	65,077
Richard G. Lindner	14,600	(4)	*	15,000
Glenn W. Marschel, Jr.	71,922	(4)	*	87,230
Bob L. Martin	40,516	(4)	*	53,289
Pamela B. Strobel	24,200	(4)	*	31,558
Mary Alice Taylor	24,200	(4)	*	31,865
Richard L. Thomas	65,915	(4)	*	78,292
William J. Hannigan	56,512	(5)	*	56,512
Jeffery M. Jackson	346,923	(6)	*	450,261
Eric J. Speck	341,680	(7)	*	445,018
David A. Schwarte	213,888	(8)	*	295,764
John S. Stow	195,764	(9)	*	252,435
Directors and Executive Officers as a group (17 persons)	1,926,910		1.35%	2,750,460
*
Percentage does not exceed one percent of the total outstanding class.

(1)
Except as otherwise indicated below and subject to applicable community property laws, ownership of "Sabre Holdings Common Stock" represents sole voting and investment powers with respect to the number of shares listed.

(2)
"Total Sabre Holdings Equity Stake" represents shares beneficially owned, as well as other shares subject to unvested options, and target share, and for directors, deferred stock units, and deferred stock equivalent units pursuant to the Amended LTIP, the 2000 Plan, the 1996

  Directors' Stock Incentive Plan, the ESPP, the Travelocity Holdings, Inc. Amended 1999 Long Term Incentive Plan, and the 2003 Directors Deferred Compensation and Deferred Stock Unit Plan.

(3)
Amounts include 2,255 shares of Common Stock owned by Mr. Gilliland and 145,025 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 10,362 shares subject to options vesting within the next 60 days. Amounts also include 107,665 shares of Sabre Holdings' restricted Common Stock to which Mr. Gilliland holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 97,567 shares of Mr. Gilliland's restricted stock as follows: 26,897 shares in 2005 and 2006; 26,898 in 2007 and 16,875 shares in 2008. 10,098 restricted shares granted to Mr. Gilliland in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Gilliland's remaining stock options will vest during the period between June 2004 and December 2008.

(4)
For Mr. Caldwell, amounts include 19,600 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 600 shares subject to options vesting within the next 60 days. For Mr. Ely, amounts include 56,021 shares of Common Stock subject to options that are vested and exercisable, plus an additional 1,003 shares subject to options vesting within the next 60 days. For Mr. Lindner, amounts include 11,600 shares of Common Stock subject to options that are vested and currently exercisable and no such options will vest within the next 60 days. For Mr. Marschel, amounts include 56,917 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 1,004 shares subject to options vesting within the next 60 days. For Mr. Martin and Mr. Thomas, amounts include 39,314 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 600 shares subject to options vesting within the next 60 days. For Ms. Strobel, amounts include 22,600 shares of Common Stock subject to options vested and currently exercisable, plus an additional 600 shares subject to shares vesting within the next 60 days. For Ms. Taylor, amounts include 23,600 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 600 shares subject to options vesting within the next 60 days. Amounts also include 1,001, 3,000, 14,001, 602, 1,000, and 26,001 shares of the Common Stock owned by Mr. Ely, Mr. Lindner, Mr. Marschel, Mr. Martin, and Ms. Strobel respectively. Stock equivalent units of 2,405, 293, 13,100, 13,323, 8,405, 8,613, and 14,301 were granted to Mr. Ely, Mr. Lindner, Mr. Marschel, Mr. Martin, Ms. Strobel, Ms. Taylor, and Mr. Thomas respectively, which are deferred pursuant to the 2003 Director Compensation and Deferred Stock Unit Plan, and are included under the "Total Sabre Holdings Equity Stake." 5,864 deferred stock units were granted to

  Mr. Caldwell, Mr. Ely, Mr. Marschel, Mr. Martin, Ms. Strobel, and Mr. Thomas respectively. 5,458 and 5,462 deferred stock units were granted to Mr. Lindner and Ms. Taylor respectively. The deferred stock units are included under the "Total Sabre Holdings Equity Stake." The remaining Sabre Holdings' options for Mr. Caldwell, Mr. Lindner, Mr. Martin, Ms. Strobel, Ms. Taylor, and Mr. Thomas will vest during the period between May 2004 and January 2005. The remaining Sabre Holdings' options for Mr. Ely and Mr. Marschel will vest during the period between May 2004 and March 2006.

(5)
Amounts include 56,512 shares of Common Stock owned by Mr. Hannigan.

(6)
Amounts include 263 shares of Common Stock owned by Mr. Jackson, and 257,107 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 6,250 shares subject to options vesting within the next 60 days. Amounts also include 83,303 shares of the Corporation's restricted Common Stock to which Mr. Jackson holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 70,681 shares of Mr. Jackson's restricted stock as follows: 20,227 shares in 2005, 2006, and 2007; and 10,000 shares in 2008. 12,622 shares granted to Mr. Jackson in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Jackson's remaining stock options will vest during the period between June 2004 and January 2008.

(7)
Amounts include 117 shares of Common Stock owned by Mr. Speck and 249,305 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 10,793 shares subject to options vesting within the next 60 days. Amounts also include 77,796 shares of the Corporation's restricted Common Stock to which Mr. Speck holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 65,174 shares of Mr. Speck's restricted stock as follows: 18,808 in 2005, 2006, 2007, and 2008. 12,622 shares of restricted stock granted to Mr. Speck in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Speck's remaining stock options will vest during the period between June 2004 and January 2008.

(8)
Amounts include 2,410 shares of Common Stock owned by Mr. Schwarte and 118,437 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 24,687 shares subject to options vesting within the next 60 days. Amounts also include 63,880 shares of the Corporation's restricted Common Stock to which Mr. Schwarte holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 55,045 of Mr. Schwarte's shares of restricted stock as follows: 16,182 shares in 2005; 16,181 shares in 2006; 16,182 shares in 2007; and 6,500 shares in 2008. 8,835 shares of restricted stock granted to Mr. Schwarte in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Schwarte's remaining stock options will vest during the period between June 2004 and January 2008.

(9)
Amounts include 1,713 shares of Common Stock owned by Mr. Stow, and 133,697 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 7,236 shares subject to options vesting within the next 60 days. Amounts also include 45,053 shares of the Corporation's restricted Common Stock to which Mr. Stow holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 37,480 shares of Mr. Stow's restricted stock as follows: 10,827 shares in 2005; 10,826 shares in 2006; 10,827 shares in 2007; and 5,000 shares in 2008. 7,573 shares of restricted stock granted to Mr. Stow in 2000 will vest upon the earliest of 2005 or upon reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Stow's remaining stock options will vest during the period between June 2004 and January 2008.

Securities Owned by Certain Beneficial Owners

        The following firms are known by Sabre Holdings to be beneficial owners of more than five percent of the Corporation's outstanding Common Stock as of December 31, 2003:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	23,045,970(1)	16.1%
Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005	13,156,786(2)	9.2%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	9,798,704(3)	6.83%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	9,139,133(4)	6.37%
Capital Group International, Inc. 11100 Santa Monica Blvd. Los Angeles, CA 90025	8,731,020(5)	6.1%
Citigroup Global Markets Holdings Inc. 388 Greenwich Street New York, NY 10013	8,347,302(6)	5.8%
Citigroup Inc. 399 Park Avenue New York, NY 10043	8,431,462(6)	5.8%
AIM Funds Management, Inc. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	7,913,000(7)	5.52%

(1)
Based upon that Schedule 13G/A filed on February 13, 2004 by Capital Research and Management Company relating to stock held on December 31, 2003, reporting that: Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") is deemed to have sole dispositive power and beneficial ownership of 23,045,970 shares (or 16.1 percent) of Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act").

(2)
Based upon that Schedule 13G/A filed on February 12, 2004 by Goldman Sachs Asset Management, L.P. ("GSAM L.P.") relating to stock held on December 31, 2003, reporting that: GSAM L.P. has sole voting power over 10,802,833 shares and has sole dispositive power over 13,156,786 shares of Common Stock. According to its Schedule 13G/A, GSAM L.P. is deemed to be the beneficial owner of 13,156,786 shares (or 9.2 percent) of Common Stock. GSAM L.P., an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) of the Investment Advisors Act, disclaims beneficial ownership of any securities managed on behalf of GSAM L.P. by third parties.

(3)
Based upon that Schedule 13G filed by Wellington Management Company, LLP ("WMC") on February 13, 2004 relating to stock held on December 31, 2003, reporting that: WMC has shared voting power over 7,804,611 shares and shared dispositive power over 9,798,704 shares of Common Stock. According to its Schedule 13G, WMC is deemed the beneficial owner of 9,798,704 shares (or 6.83 percent) of Common Stock, and is an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) of the Investment Advisors Act. The securities referenced in its Schedule 13G are owned of record by clients of WMC. WMC reported that these clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. WMC also reported that no such client is known to have such right or power with respect to more than five percent of Common Stock.

(4)
Based upon that joint Schedule 13G/A filed on February 17, 2004 by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Low Priced Stock Fund relating to stock held on December 31, 2003, reporting that: FMR Corp. had sole voting power over 121,753 shares, and sole dispositive power over and beneficial ownership of 9,139,133 (or 6.37 percent) shares of Common Stock. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., and an investment adviser registered under Section 203 of the Investment Advisers Act, is the beneficial owner of 9,017,380 shares (or 6.285 percent) of Common Stock as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 8,660,000 shares (or 6.036 percent) of the Common Stock. Edward C. Johnson 3d FMR Corp., through its control of Fidelity and the funds, each has sole dispositive power over 9,017,380 shares owned by the funds. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., and a bank as defined in Section 3(a)(6)

  of the Securities Exchange Act of 1934, as amended (the "Act"), is the beneficial owner of 121,653 shares (or 0.085 percent) of Common Stock as a result of its serving as investment manager of these institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 121,635 shares, and the sole power to vote or direct the voting of 121,653 shares of Common Stock owned by these institutional accounts. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp., and an investment adviser registered under Section 203 of the Investment Advisers Act, provides investment advisory services to individuals. As such, FMR Corp., through Strategic Advisers, Inc., has beneficial ownership of 100 shares (or 0.000 percent) of Common Stock. Members of Edward C. Johnson 3d family are the predominant owners of FMR Corp.'s Class B shares of common stock, representing approximately 49 percent of the voting power of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares of FMR Corp. will be voted in accordance with the majority vote. Accordingly, through their ownership of voting common stock and execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act, to form a controlling group with respect to FMR Corp.

(5)
Based upon that Schedule 13G/A filed on February 13, 2004 by Capital Group International, Inc. relating to stock held on December 31, 2003, reporting that: Capital Group International, Inc. ("CGII"), has sole voting power over 7,094,820 shares and sole dispositive power over 8,731,020 shares of Common Stock. CGII is the parent holding company of a group of investment management companies that hold sole voting power of 7,094,820 shares and sole dispositive power of 8,731,020 shares of Common Stock. These investment management companies, which include a "bank" as defined in Section 3(a)(6) of the Act and several investment advisers registered under Section 203 of the Investment Advisers Act, provide investment advisory and management services for their respective clients, which include registered investment companies and institutional accounts. The investment management companies, all being wholly-owned subsidiaries of CGII that acquired the securities being reported are Capital Guardian Trust Company, Capital International Research and Management, Inc., Capital International S.A., and Capital International Limited. CGII does not have investment power or voting power over any of the securities reported. By virtue of Rule 13d-3 under the Investment Advisors Act, CGII may be deemed to beneficially own 8,731,020 shares (or 6.1 percent) of Common Stock.

(6)
Based upon that joint Schedule 13G/A filed by Citigroup Global Markets Holdings Inc. and Citigroup Inc. on February 13, 2004 relating to stock held on December 31, 2003 reporting that: Citigroup Global Markets Holdings Inc. ("CGMH") has shared voting power, shared dispositive power, and is deemed to be the beneficial owner of 8,347,302 shares (or 5.8 percent) of Common Stock. The Schedule 13G/A also reports Citigroup Inc. has shared voting power, shared dispositive power, and is deemed the beneficial owner of 8,431,462 shares (or 5.8 percent) of Common Stock. Citigroup Global Markets Inc. is identified by CGMH and Citigroup as the subsidiary which acquired the securities reported in the Schedule 13G/A. Citigroup Global Markets Inc. is a broker-dealer incorporated in New York and registered under Section 15 of the Act.

(7)
Based upon that Schedule 13G/A filed by AIM Funds Management, Inc. on February12, 2004 relating to stock held on December 31, 2003, reporting that: AIM Funds Management, Inc. had sole voting power, sole dispositive power, and is deemed the beneficial owner of 7,913,000 shares (or 5.52 percent) of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Act ("Section 16(a)") requires Sabre Holdings' directors and executive officers, and certain persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other security interests of Sabre Holdings. Directors, officers, and greater than ten percent stockholders are required by the regulations of the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

        To Sabre Holdings' knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the fiscal year ended December 31, 2003, its directors, officers, and ten percent owners complied with all applicable Section 16(a) filing requirements during 2003.

PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS

        Based upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP to serve as Sabre Holdings' independent auditors for the year ending December 31, 2004. As a matter of corporate governance, the stockholders will be requested to ratify the Board of Director's selection at the annual meeting. Representatives of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions.

Fees Paid to Ernst & Young LLP

        The following table shows the fees paid or accrued by Sabre Holdings for the audit and other services provided by Ernst & Young LLP for fiscal years 2003 and 2002:

	2003	2002
Audit fees (1)	$1,549,206	$1,312,000
Audit-related fees (2)	233,000	262,000
Tax fees (3)	315,650	1,038,000
Other fees (4)	509,985	756,000

Total EY fees	$2,607,841	$3,368,000

(1)
Audit fees of Ernst & Young LLP for 2003 and 2002 consisted of the examination of the consolidated financial statements of the Corporation and quarterly review of financial statements as well as statutory audits, which are required for certain international subsidiaries, fees related to filings made with the SEC, and other attest fees.
(2)
Audit-related fees include, among other items, the required audits of the Corporation's employee benefit plans, as well as accounting advisory fees related to financial accounting matters and mergers and acquisitions.
(3)
Tax compliance and advisory fees include assistance with the preparation of tax returns of certain of the Corporation's international subsidiaries, as well as advising management as to the tax implications of certain transactions undertaken by the Corporation.
(4)
All other fees include assistance with the preparation of tax returns of certain of the Corporation's expatriate employees, as well as advising the employees on tax matters.

        The Audit Committee has determined that the provision of services related to audit services, audit-related services, tax compliance, advisory services, and other services is compatible with maintaining the independence of Ernst & Young LLP. Ernst & Young LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002 or the fiscal year ended December 31, 2003.

        As required by the Sarbanes-Oxley Act of 2002 and pursuant to the Auditor Services Pre-Approval Policy (published in the corporate governance section of our website), the Audit Committee, or its designee, has pre-approved all services provided by Ernst & Young LLP since May 6, 2003.

        If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

History of, Purpose of, and Shares Subject to the Plan

        The Board adopted the Sabre Holdings Corporation Employee Stock Purchase Plan in 1997. To receive favorable tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), the Board solicited and received stockholder approval of the ESPP at the 1997 Annual Meeting of Stockholders. In 2000, the Board amended the ESPP to, among other things, increase the number of shares of Common Stock authorized under the ESPP from 1,000,000 to 2,000,000. The Board solicited and received stockholder approval of the amended and restated ESPP at the 2000 Annual Meeting of Stockholders. Currently, however, the supply of shares reserved under the ESPP is near exhaustion, as approximately 534,933 shares remained available for future issuance as of December 31, 2003. Accordingly, on January 19, 2004, the Compensation Committee of the Board approved the amendment and restatement of the ESPP to increase the number of shares authorized under the ESPP from 2,000,000 to 4,000,000, subject to stockholder approval. To continue to receive favorable tax treatment under Section 423 of the Code, the Corporation must obtain stockholder approval of the amended and restated ESPP within twelve months of such amendment and restatement.

        The ESPP allows the Corporation to offer certain of its subsidiaries' employees (a total of approximately 6,200 employees) an ownership stake in the future of the Corporation. The Directors are not eligible to participate in the ESPP. The Board believes that the amendment to the ESPP are in the best interest of the Corporation and its stockholders and are important to help ensure the Corporation's ability to continue to recruit and retain highly qualified employees and to align the interests of employees and stockholders. Approximately 480,000, 251,000, and 340,000 shares of Common Stock were issued in fiscal 2003, 2002, and 2001, respectively, under the ESPP. A summary of the ESPP follows, but this summary is qualified in its entirety by reference to the full text of the ESPP, which is attached to this Proxy Statement as "Exhibit B."

Description of Material Features of the Plan

        The ESPP allows all employees of the Corporation's designated subsidiaries to authorize payroll deductions (at a minimum rate of one percent and a maximum rate of ten percent of base pay) to be applied during each purchase period toward the purchase of shares of Common Stock at a discount. Commissions on stock purchases and annual custodial fees on each participating employee's account are paid by the Corporation. On the last business day of any six-month purchase period (one beginning on January 1st and the other beginning on July 1st of each year), each participating employee purchases, without further action on his or her part, a number of whole and fractional shares of Common Stock determined by dividing that employee's amount of payroll deductions not already invested under the ESPP by 85 percent of the lesser of the Fair Market Value (as defined below) of such stock on the first business day of such six-month period and the Fair Market Value of such stock on the last business day of such six-month period. To purchase stock on the last day of a six-month purchase period, an employee must authorize payroll deductions prior to the first day of that six-month period, and such deductions begin during the first pay period of such six-month period. The maximum number of shares of Common Stock that a participating employee may purchase during any purchase period may not exceed 600 shares. "Fair Market Value" is defined in the ESPP as the mean of the high and low sales prices of Common Stock on the NYSE or NASDAQ on the applicable date or, if the Common Stock shall not have been traded on either the NYSE or NASDAQ on such date, the mean of the high and low sales prices on such exchange or automated quotation system on the first day prior thereto on which the Corporation's stock is so traded.

        The number of employees participating in the ESPP varies from year to year, but in 2003, 30 percent of the employees participated in the ESPP. A participating employee may withdraw from participation in the ESPP at any time. The amount of the employee's account balance at that time is applied to the purchase of shares at the end of the six-month purchase period. An employee who has so withdrawn may again participate in the ESPP during any later purchase period. An employee's participation in the ESPP ends when his or her employment ends at retirement, death, or termination, for any reason. If employment ends prior to the last day of the purchase period, no stock purchase is made.

        No employee is permitted to purchase any shares under the ESPP if such employee, immediately after such purchase, would own five percent or more of the total combined voting power or value of all classes of stock of the Corporation (or any parent or subsidiary corporations). No employee is permitted to purchase any shares under the ESPP (and any other employee stock purchase plans of the Corporation or any of its subsidiaries) at a rate in excess of $25,000 of Fair Market Value for any calendar year.

Administration

        If the Corporation's stockholders approve Proposal 3, an incremental two million (2,000,000) shares of Common Stock will be reserved for issuance under the ESPP for a total of four million (4,000,000) shares since the inception of the ESPP (subject to adjustment in the event of certain capital events affecting the Common Stock). Shares subject to the ESPP will continue to be administered by the Compensation Committee of the Board. Subject to the express provisions of the ESPP, the Compensation Committee will continue to have authority to interpret the ESPP, to prescribe, amend, and rescind the rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the ESPP. All such determinations shall be final and binding upon all participating employees. The ESPP will terminate in the event that all shares reserved under the ESPP are purchased, or earlier at the discretion of the Board.

        Benefits under the ESPP are based on voluntary participation. The number of participants can vary during and between each six-month period. It is not presently possible to determine, with respect to the employees as a whole or any group of employees such as our Executive Officers, the number of shares to be purchased in the future by such persons or groups pursuant to the ESPP. The Board may, at any time, amend or terminate the ESPP, provided that the ESPP may not be amended in any way that will cause the rights issued under it to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code. The rights to purchase shares under the ESPP may not be assigned or transferred. The whole and fractional shares of Common Stock purchased on behalf of each participant under the ESPP are credited to an account maintained by a brokerage firm selected by the Compensation Committee of the Board. A participant has the rights and privileges of a stockholder once the shares are credited to his or her brokerage account. Whole shares, but not fractional shares, can be voted. Dividends on shares purchased and maintained in a participant's brokerage account automatically will be reinvested in Common Stock under the terms and conditions for dividend reinvestment listed in the ESPP.

Federal Income Tax Consequences Relating to the ESPP

        The following discussion is a general summary of the federal income tax laws that should continue to apply to employees participating in the ESPP and to the Corporation if Proposal 3 is approved by the Corporation's stockholders. Employees should consult their own tax advisors to determine the effect of participating in the ESPP and taking any actions in connection with such participation.

        The ESPP and the right of employee participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and Treasury Regulations promulgated thereunder. Under Section 423 of the Code and Treasury regulations promulgated thereunder, a participant in the ESPP will not be subject to federal income tax either at the time of grant of the right to purchase shares under the ESPP or at the time of the actual purchase of such shares. A participant may be subject to federal income tax upon the disposition of shares acquired under the ESPP (or if the participant dies owning such shares), however, and the tax consequences (as described below) will depend on how long a participant has held the shares prior to disposing of them.

        If an employee holds shares acquired under the ESPP until at least the later of (i) two years from the date of the grant of the purchase right, and (ii) one year from the date of exercise of such right (or if the employee dies while owning such shares), then the employee (or the employee's estate, in the event of death) must recognize as ordinary taxable compensation income in the year of disposition (or death) the lesser of (a) the excess of the Fair Market Value of the shares at the time of such disposition (or death) over the amount paid for the shares under the purchase right, and (b) the excess of the Fair Market Value of the shares at the time the purchase right was granted over the purchase price (with such purchase price determined as of the date of grant of the purchase right). Any excess of the sales price of the shares over the sum of the purchase price for such shares and the amount of ordinary taxable compensation income recognized is treated as long-term capital gain. If the sales price of the shares is less than the sum of the purchase price and the amount of ordinary taxable compensation income recognized, then the participant instead recognizes a long-term capital loss equal to the difference. If an employee holds the shares issued under the ESPP for the requisite period described above, then the Corporation is not entitled to any deduction for federal income tax purposes.

        If the employee does not meet the holding period requirements described in the preceding paragraph, then the employee will recognize, at the time of disposition of the shares, ordinary taxable compensation income equal to the excess of the Fair Market Value of the stock on the date of exercise of the purchase right over the exercise price. Any excess of the sales price over the sum of the Fair Market Value of the shares and the amount of ordinary taxable compensation income recognized will be treated as short-term or long-term capital gain, depending upon the length of time the employee has held the stock after exercise of the purchase right. If the employee sells the shares for less than the sum of the Fair Market Value and the amount of ordinary taxable compensation income recognized, then the employee generally would recognize a capital loss (subject to certain limitations) equal to the difference. Such loss will generally be considered a long-term capital loss if the shares were held for more than one year and will generally be considered a short-term capital loss if the shares are not held for more than one year. If the employee does not meet the holding period requirements described in the preceding paragraph, then the Corporation generally will be entitled to a deduction for federal income tax purposes equal to the ordinary taxable compensation income realized by the employee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 3.

STOCKHOLDER PROPOSALS

        Sabre Holdings' Bylaws provide that no business may be brought by a stockholder before a meeting unless the stockholder is entitled to vote at the meeting and has either (a) delivered to the Corporate Secretary within the time limits described in the Bylaws a written notice containing the information specified in the Bylaws, or (b) met the requirements of Rule 14a-8 under the Act. Any stockholder proposal submitted in compliance with Rule 14a-8 must be received by the Corporate Secretary no later than November 29, 2004, to be considered for inclusion in the proxy statement for the 2005 annual meeting. A copy of the Bylaws may be obtained on the corporate governance section of the Corporation's website, or by written request to the Corporate Secretary, Sabre Holdings Corporation, 3150 Sabre Drive, Southlake, Texas 76092, United States of America or via e-mail to Corporate.Secretary@sabre-holdings.com.

DIRECTOR NOMINATION PROCESS

        Sabre Holdings' Bylaws provide that no director may be nominated by a stockholder for election at a meeting unless the stockholder is entitled to vote at the meeting and has either (a) delivered to the Corporate Secretary, within the time limits described in the Bylaws a written notice containing the information specified in the Bylaws, or (b) met the requirements of Rule 14a-8 under the Act. Any stockholder nomination submitted in compliance with Rule 14a-8 must be received by the Corporate Secretary no later than November 29, 2004 to be considered for inclusion in the proxy statement for the 2005 annual meeting. Only individuals who are nominated in accordance with the procedures set forth in the Bylaws are eligible to stand for election as directors at a meeting of stockholders and to serve as directors. A copy of the Bylaws may be obtained on the corporate governance section of the Corporation's website, or by written request to the Corporate Secretary, Sabre Holdings Corporation, 3150 Sabre Drive, Southlake, Texas 76092, United States of America or via e-mail to Corporate.Secretary@sabre-holdings.com.

        The Governance and Nominating Committee has adopted a Director Nomination Process document that describes the process followed by that committee to identify, evaluate, select and nominate director candidates. A current copy of the Governance and Nominating Committee charter and the Director Nomination Process is available on the corporate governance section of our website at http://www.sabre-holdings.com/governance/.

        The Governance and Nominating Committee, whose members are independent, as independence is defined in the NYSE listing standards, may consider, in its discretion, director candidates who are recommended or identified by various sources, including stockholder recommendations. Recommendations relating to director candidates should be sent via pre-paid mail or courier to: Governance and Nominating Committee c/o Corporate Secretary, Sabre

Holdings Corporation, 3150 Sabre Drive, Southlake Texas 76092, United States of America or via e-mail to Corporate.Secretary@sabre-holdings.com. The Governance and Nominating Committee may, in the future, hire and pay third parties to assist it in identifying and evaluating director candidates, but it did not do so for this year's annual meeting.

        The Director Nomination Process seeks to create a Board that will bring to the Corporation a broad range of experience, knowledge, and judgment. The Governance and Nominating Committee believes that each candidate to be selected as a director should have the following qualifications: integrity; ability to objectively analyze complex business problems and develop creative solutions; availability to fulfill the commitment to participate fully in Board activities and fulfill the responsibilities of a director, including attendance at, and active participation in, meetings of the Board and its committees; ability to work well with the other directors; and financial sophistication, including the ability to qualify as "financially literate" under NYSE listing standards. Additionally, the Governance and Nominating Committee believes that one or more Directors should qualify as an "audit committee financial expert" under the SEC's rules.

        The Governance and Nominating Committee may consider other criteria, including, but not limited to, those described in the Director Nomination Process, such as: the candidate's achievement in education, career and community; the candidate's past or current service on boards of directors of public or private companies, charitable organizations, and community organizations; the candidate's ability to meet the independence criteria for directors as established by the Board; and the candidate's ability to advance constructive debate and a collaborative culture. All candidates may also, at the discretion of the Governance and Nominating Committee, be subject to a full background check and personal interviews with various members of that committee and executives of the Corporation.

        The Governance and Nominating Committee considers director candidates based on all of the information obtained in the evaluation process. The committee may develop a matrix or other tool to aid it in selecting a candidate based on the candidate's attributes, the mix of attributes of the existing Directors, and the attributes being sought. Following a discussion of the candidate's attributes, and taking into consideration the information gathered in the evaluation process and the needs of the Board and the Corporation at the time, the Governance and Nominating Committee recommends potential director nominees to the full Board. Final selection of a candidate is determined by the full Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None. For more information on the director independence criteria established by the Board of Directors, please see "Corporate Governance—Director Independence" on Page 13 of this Proxy Statement.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

        To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the SEC's "householding" rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling Investor Relations at 1 (866) 722-7347 or by writing to Sabre Holdings Investor Relations, 3150 Sabre Drive, Southlake, Texas 76092. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to Sabre Investor Relations at the phone number and address given above.

OTHER MATTERS

        The Board of Directors knows of no other matters to be acted upon at the meeting, but if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, it is intended that the Proxy Committee vote in accordance with their best judgment.

                      By Order of the Board of Directors,

                      James F. Brashear
                       Corporate Secretary

March 29, 2004

        Sabre, Travelocity, and Travelocity.com are registered trademarks of, and Sabre Holdings, the Sabre Holdings logo, Sabre Travel Network and Sabre Airline Solutions are trademarks of, an affiliate of Sabre Holdings Corporation. 2004 Sabre Holdings Corporation. All rights reserved.

Exhibit A

SABRE HOLDINGS CORPORATION
BOARD OF DIRECTORS
AUDIT COMMITTEE

Charter

This Charter will govern the Audit Committee (the "Committee") of the Board of Directors of Sabre Holdings Corporation (the "Company"),* except as may be otherwise required by the Certificate of Incorporation or Bylaws of the Company or by applicable law.

Purposes and Responsibilities

The Committee's principal purposes and responsibilities are to:

•
assist the Board of Directors with its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditors ("External Auditor"), and the performance of the Company's internal audit function ("Internal Auditor") and the work of the External Auditors;

•
prepare the report of the Committee that SEC rules require be included in the Company's annual proxy statement;

•
pursuant to Rule 10A-3(b)(2) of the Securities and Exchange Act of 1934, as amended ("Exchange Act"), be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee;

•
pursuant to Rule 10A-3(b)(3) of the Exchange Act, establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal

* For purposes of this document, references to the "Company" will, where appropriate, mean Sabre Holdings Corporation and its subsidiaries.

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  accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•
pursuant to Rule 10A-3(b)(4) of the Exchange Act, engage independent counsel and other advisers, as the Committee determines necessary to carry out its duties;

•
at least annually, obtain and review a report by the External Auditor describing: the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company;

•
discuss the annual audited financial statements and quarterly financial statements with management and the External Auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

•
discuss earnings press releases, as well as financial information and earnings guidance provided to the public, analysts and rating agencies (this may be done generally, such as discussing the types of information to be disclosed and the type of presentation to be made; the Committee need not discuss in advance each earnings release or each instance in which a company may provide earnings guidance);

•
as appropriate, obtain advice and assistance from outside legal, accounting or other advisors;

•
discuss policies with respect to risk assessment and risk management;

•
meet separately periodically, with management, with Internal Auditor and with External Auditor; review with the External Auditor any audit problems or difficulties and management's response;

•
set clear hiring policies for employees or former employees of the External Auditor in compliance with applicable law and regulations;

•
conduct an annual performance evaluation of the Committee;

•
report regularly to the Board of Directors as appropriate; and

such other purposes and responsibilities as may be delegated or assigned to the Committee by the Board of Directors.

2

Delegation of Authority

To the extent permitted by applicable law, the Company's Certificate of Incorporation and the Bylaws, the Committee has and may exercise the powers and authority of the Board of Directors with respect to the purposes and responsibilities described in this Charter. The Committee has the responsibility and sole authority for the appointment, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit engagement fees and terms, as well as all non-audit engagements with the External Auditor. In discharging its responsibilities, the Committee may, at the Company's expense and without seeking approval by the Board of Directors, retain and consult with independent advisors and experts (including counsel and outside consultants, "Advisors") as the Committee deems appropriate in its discretion. The Committee has the authority to create one or more subcommittees of two or more of its members. The Committee will have the authority to determine, on behalf of the Company, the compensation of (i) the External Auditor, and (ii) any Advisors hired by the Committee pursuant to this Charter. The Committee may delegate any of its responsibilities to a subcommittee of this Committee. The Committee may also delegate to one or more of its members the authority to pre-approve services provided by the External Auditor.

Access to Information, Management and Advisors

The Committee has full access to the books, records and facilities and personnel of the Company and the authority to engage independent counsel and other advisors as it determines necessary to carry out its responsibilities. The Committee will maintain free and open communication with (i) the Company's CEO, CFO, General Counsel and other members of management, (ii) the Company's Internal Auditor, (iii) the Company's External Auditor, and (iii) such other Advisors as the Committee deems appropriate.

Investigations

The Committee has the authority to conduct investigations that it deems necessary to fulfill its responsibilities. The Committee has the authority to require any officer, Director or employee of the Company, the Company's outside legal counsel and the External Auditor to meet with the Committee and any of its advisors and to respond to the Committee's inquiries.

Funding

The Company will, pursuant to Rule 10A-3(b)(5) of the Exchange Act provide funding as requested by the Committee in its sole determination for the External Auditor, for any other

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registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, for any Advisors hired by the Committee, and for administrative and other expenses of the Committee that are necessary or appropriate in carrying out its duties.

Key Tasks and Processes

The Committee has the authority to perform the tasks and processes delegated or assigned to it by the Board of Directors from time to time.

Administration Guidelines

The Committee will be administered in accordance with the administration guidelines established for it by the Board of Directors from time to time, including committee member qualifications; committee member appointment and removal; and committee structure and operations.

4

Exhibit B

SABRE HOLDINGS CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
Amended and Restated

        WHEREAS, the Board of Directors of The SABRE Group Holdings, Inc. ("TSGH") established the Employee Stock Purchase Plan (the "Plan") dated January 1, 1997 as a plan for the employees of The SABRE Group, Inc. and certain of its Subsidiaries to purchase at a discount under the requirements of Section 423 of the Internal Revenue Code shares of Class A Common Stock. $.01par value,

        WHEREAS, effective July 1, 2000 the Board of Directors of Sabre Holdings Corporation ("Holdings") amended, superceded and replaced in its entirety the Plan dated January 1, 1997 with an amended and restated Employee Stock Purchase Plan (the "2000 Plan"),

        WHEREAS, on January 19, 2004 the Board of Directors of Holdings approved the submission of this amended and restated Employee Stock Purchase Plan to the stockholders of Holdings;

        NOW, THEREFORE, effective as of the date upon which this amended and restated Plan is approved by the stockholders of Holdings, the Holdings Board of Directors hereby amends, supercedes and replaces in its entirety the 2000 Plan with this Employee Stock Purchase Plan.

ARTICLE I
INTRODUCTION

        1.1   Purpose of Plan. The purpose of the Plan is to provide employees of Sabre Inc., a Delaware Corporation ("Sabre"), and certain of its Subsidiaries (collectively, the "Company") with an incentive for individual contribution to ensure the future growth of the Company by enabling such employees to acquire shares of Class A Common Stock, $.01 par value per share of Holdings (the "Holdings Stock"), in the manner contemplated by the Plan. Rights to purchase Holdings Stock offered pursuant to the Plan are a matter of separate inducement and not in lieu of any salary or other compensation for the services of any employee. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be submitted for approval of the stockholders of Holdings within twelve (12) months of the date this Plan restatement is adopted.

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        1.2   Shares Reserved for the Plan. There shall be reserved for issuance and purchase by Eligible Employees under the Plan an aggregate of four million (4,000,000) shares of Holdings Stock. Holdings Stock subject to the Plan may be shares now or hereafter authorized but unissued, or shares that were once issued and subsequently reacquired by Holdings. If and to the extent that any right to purchase reserved shares shall not be exercised by any Eligible Employee for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 4.6).

ARTICLE II
DEFINITIONS

2.1
"Account" means a Plan account.

2.2
"Board" means the Holdings Board of Directors.

2.3
"Code" means the Internal Revenue Code of 1986, as amended.

2.4
"Committee" means the Compensation Committee of the Board.

2.5
"Company" means collectively Holdings, Sabre and every Subsidiary.

2.6
"Current Eligible Compensation" means for any pay period the gross amount of Eligible Compensation with respect to which net amounts are actually paid in such pay period.

2.7
"Eligible Compensation" means for any Eligible Employee his or her base pay, or other pay as determined by the Committee.

2.8
"Eligible Employee" means those individuals described in Sections 3.1 and 3.2.

2.9
"Fair Market Value" means the mean of the high and low sales prices of a share of Holdings Stock on either the New York Stock Exchange ("NYSE") or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date in question or, if Holdings Stock shall not have been traded on such exchange on such date, the mean of the high and low sales prices on such exchange on the first day prior thereto on which Holdings Stock was so traded or such other amount as may be determined by the Committee by any fair and reasonable means.

2.10
"Holdings" means Sabre Holdings Corporation.

2

2.11
"Holdings Stock" means the Class A Common Stock, $.01 par value, of Holdings.

2.12
"Investment Date" means the last business day of each six-month period during which the Plan is in existence.

2.13
"Participating Employee" means an Eligible Employee (i) for whom payroll deductions are currently being made or (ii) for whom payroll deductions are not currently being made because he or she has reached the limitation set forth in Section 3.5.

2.14
"Plan" means this Sabre Holdings Corporation Employee Stock Purchase Plan.

2.15
"Plan Entry Date" means the first day of each six-month period, beginning January 1 or July 1 of each Plan Year.

2.16
"Plan Year" means the calendar year.

2.17
"Sabre" means Sabre Inc.

2.18
"Subsidiary" means Sabre and any corporation designated by the Board for participation into this Plan in which Holdings or a subsidiary owns not less than 50% of the total combined voting power of all classes of stock.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

        3.1   Eligibility. All employees of Sabre and each Subsidiary, provided that such employee:

  a.
  is not in a group of key employees that, pursuant to Section 423(b)(4)(D) of the code, the Committee determines to be ineligible to participate in the Plan: and

  b.
  does not own, immediately after the right is granted, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of capital stock of Sabre Holdings, Sabre, or of a Subsidiary.

        In determining stock ownership under this Section 3.1, the rules of Section 424(d) of the Code shall apply and Holdings Stock that the employee may purchase under outstanding options shall be treated as Holdings Stock owned by the employee.

        3.2   Cessation of Eligibility. An individual's status as an Eligible Employee will cease on the earliest to occur of the following events: (a) the individual's termination of employment from the Company (b) the individual's death; or (c) the date the individual ceases to satisfy any of the eligibility criteria of Section 3.1 of the Plan.

3

        3.3   Election to Participate. Each Eligible Employee may elect to participate in the Plan by completing and providing to Sabre an enrollment application. The enrollment will be effective as of the first Plan Entry Date subsequent thereto. Each Eligible Employee may elect a payroll deduction of up to ten percent (10%) of such Eligible Employee's Current Eligible Compensation. Elections under this Section 3.3 are subject to the limitations contained in Section 3.5. All payroll deductions shall be credited as promptly as practicable to an Account in the name of the Participating Employee and may be used by Holdings until so credited for any corporate purpose. Unless he or she elects otherwise during the six-month period, an Eligible Employee who is a Participating Employee will be deemed (i) to have elected to participate in the Plan and (ii) to have authorized payroll deductions as in effect for such Eligible Employee on the day before the Plan Entry Date. Once an election of a payroll deduction has been made, the Participating Employee may not change that election until the next Plan Entry Date except as provided in Section 3.4.

        3.4   Cessation of Participation. A Participating Employee may at any time cease participation in the Plan by filing with the Committee or its designee a form specified by the Committee or its designee. The cessation will be effective as soon as practicable, whereupon no further payroll deductions will be made, and any payroll deductions made on the Participating Employee's behalf during the six-month period of cessation shall be invested in Holdings stock pursuant to the Plan on the next following Investment Date. Any Participating Employee who ceases being a Participating Employee may elect to participate before the next or any subsequent Plan Entry Date, if he or she is then an Eligible Employee. A Participating Employee ceases being a Participating Employee if he or she ceases being an Eligible Employee.

        3.5   Dollar Amount Limit on Participation. No right to purchase shares under this Plan shall permit an employee to purchase Holdings stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any parent or Subsidiary of the Company, which in the aggregate exceeds $25,000 (or such other dollar limit as may be specified from time to time under Section 423 of the Code) of Fair Market Value of such stock (determined at the time the right is granted, which, in the case of this Plan, is each Plan Entry Date) for each calendar year in which the right is outstanding at any time.

ARTICLE IV
PURCHASE OF HOLDINGS STOCK AND ACCOUNTS

        4.1   Purchase Price. The purchase price for each share of Holdings Stock shall be eighty-five percent (85%) of the lower of the Fair Market Value of such a share on the first business day of a

4

six-month period in which shares are purchased and the Fair Market Value of such a share on the last business day of any such six-month period.

        4.2   Method of Purchase and Investment Accounts. As of each Investment Date, each Participating Employee shall be deemed without further action, to have purchased, the number of whole and fractional shares of Holdings Stock determined by dividing the amount of his or her payroll deductions not theretofore invested by the purchase price as determined in Section 4.1. Records of such shares shall be maintained in separate Accounts for each Participating Employee. All cash dividends paid with respect to such shares shall be credited to each Participating Employee's Account and will automatically be reinvested in whole or fractional shares of Holdings Stock, unless the Participating Employee elects not to have such dividends reinvested.

        4.3   Title of Accounts. Each Account may be in the name of the Participating Employee or, if he or she so indicates on the appropriate form, in his or her name jointly with another person, with right of survivorship. A Participating Employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have an Account in his or her name as tenant in common with another person, with right of survivorship.

        4.4   Rights as a Stockholder. At the time funds from a Participating Employee's payroll deduction are used to purchase Holdings Stock, he or she shall have all of the rights and privileges of a stockholder of Holdings with respect to whole shares purchased under the Plan whether or not certificates representing full shares have been issued. A Participating Employee shall not have any of the rights and privileges of a stockholder of Holdings with respect to fractional shares purchased under the Plan.

        4.5   Rights not Transferable. Rights granted under the Plan are not transferable by a Participating Employee and are exercisable during his or her lifetime only by him or her.

        4.6   Adjustment in the Case of Changes Affecting Holdings Stock. In the event of a subdivision of outstanding shares of Holdings Stock, or the payment of a stock dividend thereon, the number of shares reserved or authorized to be reserved under this Plan shall be increased proportionately, and such other adjustment shall be made as may be deemed necessary or equitable by the Board of Directors. In the event of any other change affecting Holdings Stock, such adjustment shall be made as deemed equitable by the Board of Directors to give proper effect to such event, subject to the limitations of Section 424 of the Code.

5

ARTICLE V
AMENDMENT AND TERMINATION OF THE PLAN

        5.1   Amendment of the Plan. The Board of Directors, or its designate, may at any time, or from time to time, amend the Plan in any respect provided, however, that the Plan may not be amended in any way that will cause rights issued under it to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code, including stockholder approval if required.

        5.2   Termination of the Plan. The Plan and all rights of employees hereunder shall terminate: (a) on the Investment Date that Participating Employees become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase or (b) at any time, at the discretion of the Board of Directors. If the Plan terminates under circumstances described in (a) above, reserved shares remaining as of the termination date shall be sold to Participating Employees pro rata based on the balances in the payroll deduction accounts. Any payroll deductions remaining after termination of the Plan and after the purchase of shares as described in the preceding sentence shall be refunded to the Participating Employees making such payroll deductions.

ARTICLE VI
MISCELLANEOUS

        6.1   Administration of the Plan. The Plan shall be administered at the expense of Holdings, by the Committee. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons.

        6.2   Governmental Regulations. The Plan, and the grant and exercise of the rights to purchase shares hereunder, and Holdings' obligations to sell and deliver shares upon exercise of rights to purchase shares shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may in the opinion of counsel for Holdings be required.

        6.3   Indemnification of Committee. Service on the Committee shall constitute service as a Director of Holdings so that members of the Committee shall be entitled to indemnification and

6

reimbursement as Directors of Holdings pursuant to its Certificate of incorporation, By-Laws, or resolutions of its Board of Directors or stockholders.

        6.4   Third Party Beneficiaries. None of the provisions of the Plan shall be for the benefit of or enforceable by any creditor of a Participating Employee. A Participating Employee may not create a lien on any portion of the cash balance accumulated in such Participating Employee's payroll deduction account or on any shares covered by a right to purchase before a stock certificate for such shares is issued for such Participating Employee's benefit.

        6.5   General Provisions. The Plan shall neither impose any obligation on Sabre or on any Subsidiary to continue the employment of any Employee Eligibility, nor impose any obligation on any Employee Eligibility to remain in the employ of Sabre or of any Subsidiary. For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation within the meaning of Section 423(a)(2) of the Code and the regulations and rulings interpreting such section. For purposes of the Plan, the transfer of an employee from employment with Sabre to employment with a Subsidiary, or vice versa, shall not be deemed a termination of employment of the employee. Subject to the specific terms of the Plan, all employees granted rights to purchase shares hereunder shall have the same rights and privileges.

                      By Order of the Board of Directors

                      James F. Brashear
                      Corporate Secretary

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SABRE HOLDINGS CORPORATION	YOUR VOTE IS IMPORTANT VOTE BY INTERNET/TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK
INTERNET	TELEPHONE	MAIL
https://www.proxyvotenow.com/tsg	1-866-257-2285
•	Go to the website address listed above.		•	Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
•	Have your proxy card ready.		•	Have your proxy card ready.		•	Detach your proxy card.
•	Follow the simple instructions that appear on your computer screen.	OR	•	Follow the simple recorded instructions.	OR	•	Return your proxy card in the postage-paid envelope provided.
The Internet and telephone voting facilities will close at 10:30 a.m. CDT on May 4, 2004.

☐	1-866-257-2285 CALL TOLL-FREE TO VOTE THERE IS NO CHARGE FOR THIS CALL WITHIN THE UNITED STATES AND CANADA ONLY

-    PLEASE DETACH PROXY CARD HERE    -

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.
1.	Election of Directors.					FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR ALL ☐	☐ WITHHELD FROM ALL	FOR, EXCEPT AS NOTED BELOW ☐	3.	Approval of an Amendment to the Employee Stock Purchase Plan.
Nominees: 01 Royce S. Caldwell; 02 Paul C. Ely, Jr.; and 03 Glenn W. Marschel, Jr. For, except vote withheld on the following nominee(s):				Transact such other matters as may properly come before the meeting.
If you plan to attend the Annual Meeting please mark this box. ☐
2.	Ratification of the Selection of Ernst & Young LLP as Independent Auditors for the year 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐	To change your address, please mark this box. ☐

S C A N L I N E

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.
Date Share Owner sign here	Co-Owner sign here

ADMISSION TICKET

Annual Meeting of Stockholders
of
Sabre Holdings Corporation
Tuesday, May 4, 2004
10:30 a.m. CDT

Irving Arts Center
Carpenter Performance Hall
3333 N. MacArthur Blvd.
Irving, Texas 75062

Please see the Investors section of the Sabre Holdings Corporation website for a map and directions to the Irving Arts Center.

This ticket admits only the stockholder(s) whose name(s) is printed on the front of this proxy card. Please bring this admission ticket and a government issued identification card with you if attending the meeting.

YOUR VOTE IS IMPORTANT

Whether or not you plan to personally attend the Annual Meeting, please promptly vote over the Internet, by telephone, or by mailing in the proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting if you choose not to attend in person. Voting early will not prevent you from voting in person at the Annual Meeting if you wish to do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

P R O X Y

SABRE HOLDINGS CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors
of Sabre Holdings Corporation

The undersigned hereby appoints Bob L. Martin, Pamela B. Strobel, and Richard L. Thomas, or any of them, proxies, each with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Sabre Holdings Corporation on May 4, 2004, and any adjournments thereof, upon all matters as may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations in the Proxy Statement: for all nominees for election of directors and for proposals 2 and 3. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments. The proxies cannot vote your shares unless you sign and return this card or vote electronically over the Internet or via the toll-free telephone number.

                  SABRE HOLDINGS CORPORATION
                  P.O. BOX 11244
                  NEW YORK, N.Y. 10203-0244

SEE REVERSE SIDE

QuickLinks

Official Notice of Annual Meeting of Stockholders
TABLE OF CONTENTS
SOLICITATION AND RATIFICATION OF PROXIES
OUTSTANDING STOCK AND VOTING PROCEDURES
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION
PROPOSAL 1—ELECTION OF DIRECTORS
CONTINUING DIRECTORS
INFORMATION REGARDING THE BOARD AND ITS COMMITTEES
CORPORATE GOVERNANCE
INFORMATION REGARDING THE COMPENSATION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION Summary Compensation Table
STOCK OPTIONS GRANTED
STOCK OPTION EXERCISES AND DECEMBER 31, 2003 STOCK OPTION VALUE
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR
EQUITY COMPENSATION PLAN INFORMATION
RETIREMENT PLANS
PENSION PLAN TABLE
  EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
CORPORATE PERFORMANCE
EXECUTIVE OFFICERS OF THE REGISTRANT
OWNERSHIP OF SECURITIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS
STOCKHOLDER PROPOSALS
DIRECTOR NOMINATION PROCESS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
OTHER MATTERS
SABRE HOLDINGS CORPORATION BOARD OF DIRECTORS AUDIT COMMITTEE
Charter
SABRE HOLDINGS CORPORATION EMPLOYEE STOCK PURCHASE PLAN Amended and Restated
ARTICLE I INTRODUCTION
ARTICLE II DEFINITIONS
ARTICLE III ELIGIBILITY AND PARTICIPATION
ARTICLE IV PURCHASE OF HOLDINGS STOCK AND ACCOUNTS
ARTICLE V AMENDMENT AND TERMINATION OF THE PLAN
ARTICLE VI MISCELLANEOUS